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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through October 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    TAHYX
                        Class B    TBHYX*
                        Class C    PYICX
                        Class R    TYHRX
                        Class Y    TYHYX
                        Class Z    TAHZX

                        *NOTE: Class B shares converted to Class A shares on
                         November 10, 2014.

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         46

Notes to Financial Statements                                                56

Report of Independent Registered Public Accounting Firm                      68

Approval of Investment Advisory Agreement                                    69

Trustees, Officers and Service Providers                                     74

                            Pioneer High Yield Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer High Yield Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                            Pioneer High Yield Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

High-yield bonds posted strong gains through the first eight months of the 12-month period ended October 31, 2014, before encountering see-sawing volatility over the final few months. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that led to the market's inconsistencies, and Pioneer High Yield Fund's underperformance of its primary benchmark during the 12-month period. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended October 31, 2014?

A The Fund's Class A shares returned 3.22% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 5.85% and 10.76%, respectively. During the same period, the average return of the 606 mutual funds in Lipper's High Yield Funds category was 4.45%, and the average return of the 715 mutual funds in Morningstar's High Yield Bond Funds category was 4.50%.

Q How would you characterize the investment environment in the high-yield market during the 12-month period ended October 31, 2014?

A The high-yield market was very stable during the first eight months of the period and moved steadily upward, unaffected by either positive or negative news. The U.S. economy continued to grow at a moderate pace as the U.S. Federal Reserve System (the Fed) kept short-term rates historically low while tapering its stimulative bond-purchasing program known as quantitative easing. Market volatility picked up in July, however, and remained a constant through the end of the 12-month period. The market became unsettled after Fed Chair Janet Yellen commented that certain markets, including the high-yield bond market, might have become overvalued. Ms. Yellen's comment led to record outflows from high-yield bond funds, but the phenomenon was short-lived because spread widening brought buyers back into the market (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). Post Labor Day, heavy new issuance combined with a drop in oil prices pushed secondary high-yield bond spreads even wider, but positive corporate financial results helped the market pick up again by the end of the period.

4 Pioneer High Yield Fund | Annual Report | 10/31/14

Q What was your overall strategy in managing the Fund during the 12-month period ended October 31, 2014?

A During the period, we overweighted the portfolio in equities and convertible securities, because we expected returns in those asset classes to be higher than returns in the high-yield market. The prediction turned out to be accurate. We also overweighted energy, because the sector historically has been defensive relative to the broader high-yield market. For example, the energy sector's longer-term average default rate has been half that of the overall high-yield market, with higher recovery rates. We believe this remains true today, despite declining oil prices. A majority of the Fund's holdings in the sector are of oil exploration & production issuers. Those companies generally own oil and gas reserves and have many divestible assets that can be sources of liquidity in times of stress. They also have the flexibility to reduce future drilling projects in order to preserve liquidity; that may be a negative for equity investors, but it's a positive for the company's creditors (bond holders).

Q What were the main factors behind the Fund's underperformance of its primary benchmark (the BofA ML High Yield Master II Index) during the 12-month period ended October 31, 2014, and which factors aided relative returns?

A Overall, negative security selection results in the high-yield bond portion of the portfolio hurt the Fund's benchmark-relative returns the most, particularly in the basic industry, energy and utilities sectors. The portfolio's underweights in banking, media and utilities also detracted from the Fund's relative returns. In addition, security selection among the portfolio's convertible securities and equity positions was generally unfavorable for performance; but on the positive side, being allocated (and overweight) to those two asset classes actually benefited the Fund's benchmark-relative returns. Other contributors to the Fund's relative returns included security selection in the services and capital goods sectors, and the portfolio's allocation to event-linked (catastrophe) bonds. Finally, the portfolio's underweights in the basic industry and services sectors boosted benchmark-relative performance.

Q Which individual Fund holdings hurt benchmark-relative performance the most during the 12-month period ended October 31, 2014, and which holdings contributed to relative returns?

A With regard to individual security selection, the portfolio's holdings of stocks and convertible securities issued by General Cable were the main detractors from benchmark-relative returns during the period. The company is a global supplier of wire and cable, and the major causes of its underperformance this year were continued weakness in European end-markets - particularly Spain and France - a deterioration of results in

                            Pioneer High Yield Fund | Annual Report | 10/31/14 5

    Brazil, and the negative effects of the devaluation of Argentina's currency. Holdings of the convertible bonds of pharmaceutical company Theravance also proved to be a negative for the Fund's performance relative to the benchmark, as the firm experienced slower-than-expected sales growth for two new respiratory drugs. Convertible securities issued by Cobalt International Energy further dampened relative results, as the firm underperformed largely because of declining oil prices, less-successful-than-hoped exploration, and an investigation into the company's operating practices by the U.S. Securities and Exchange Commission. Finally, the portfolio's holdings of the bonds of Midwest Vanadium underperformed after a fire at one of the company's major processing plants. The fire, unfortunately, occurred during a critical point in the company's ramp-up process, when liquidity was already extremely tight.

    Positive performers for the Fund during the period included holdings of the common stock of Thermo Fischer Scientific and the convertible preferred stock of Alere, which are two life science equipment manufacturers. The securities of both companies appreciated during the period due to generally improving business fundamentals within the life sciences field. Alere also benefited from a corporate reorganization that included its divestiture of several non-core business lines. In addition, the portfolio's holdings of the convertible bonds of Auxilium Pharmaceuticals appreciated during the period after the company announced it was being sold to Endo Pharmaceuticals. Also among the Fund's holdings in pharmaceuticals, the convertible bonds of Salix Pharmaceuticals benefited during the period from a strategic acquisition as well as FDA drug approvals. Finally, the Fund's position in the convertible securities of Lam Research, a supplier to the semiconductor industry, contributed to relative returns. Increasing demand from manufacturers of semiconductors combined with ongoing capital spending for leading-edge technologies has driven demand for etch-and-clean equipment used to make integrated circuits. Lam Research continued to benefit from its leading position in that market.

Q Did the Fund hold any derivative positions during the 12-month period ended October 31, 2014, and did those positions have a material effect on performance?

A The portfolio had very minimal exposure to derivatives during the period (roughly a 16-basis point position, or 0.16% of invested assets at any given time), and the derivatives had no material impact on performance over the course of the Fund's fiscal year.

Q   What is your outlook heading into 2015?

A We remain generally constructive about the near-term prospects for both the U.S. economy and the high-yield market. Lower oil prices should translate into lower gasoline prices, a benefit to the consumer-driven U.S.

6 Pioneer High Yield Fund | Annual Report | 10/31/14 economy. The U.S. high-yield market is largely made up of bonds issued by companies with U.S.-centric businesses, and so our optimism about the U.S. economy helps us feel positive about the prospects for the companies in which the portfolio is invested. On top of that, interest coverage, which is a measure of companies' ability to service their debt, has never been better. We believe high-yield bonds remain attractively valued, given the current outlook for a subdued default rate as well as the generally positive corporate fundamentals.

Please refer to the Schedule of Investments on pages 18-45 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                            Pioneer High Yield Fund | Annual Report | 10/31/14 7

Portfolio Summary | 10/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                      50.2%
Convertible Corporate Bonds                               16.7%
International Corporate Bonds                             10.6%
U.S. Common Stocks                                         8.1%
Senior Secured Loans                                       6.0%
Convertible Preferred Stocks                               3.0%
U.S. Preferred Stocks                                      2.6%
Collateralized Mortgage Obligations                        1.1%
International Common Stocks                                0.8%
Warrants                                                   0.6%
International Preferred Stocks                             0.2%
Asset Backed Securities                                    0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Alere, Inc., 3.0% (Perpetual)                                        1.22%
--------------------------------------------------------------------------------
  2.  ON Semiconductor Corp., 2.625%, 12/15/26                             1.19
--------------------------------------------------------------------------------
  3.  Nuance Communications, Inc., 2.75%, 11/1/31                          1.05
--------------------------------------------------------------------------------
  4.  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        0.92
--------------------------------------------------------------------------------
  5.  Cincinnati Bell, Inc., 8.375%, 10/15/20                              0.91
--------------------------------------------------------------------------------
  6.  EP Energy LLC, 9.375%, 5/1/20                                        0.90
--------------------------------------------------------------------------------
  7.  CHS, Inc., 8.0%, 11/15/19                                            0.78
--------------------------------------------------------------------------------
  8.  Windstream Corp., 7.5%, 6/1/22                                       0.75
--------------------------------------------------------------------------------
  9.  Linn Energy LLC, 6.25%, 11/1/19                                      0.74
--------------------------------------------------------------------------------
 10.  Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK) (d)           0.72
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Annual Report | 10/31/14

Prices and Distributions | 10/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                  10/31/14                      10/31/13
--------------------------------------------------------------------------------
           A                     $10.54                        $11.07
--------------------------------------------------------------------------------
          B*                     $10.64                        $11.18
--------------------------------------------------------------------------------
           C                     $10.74                        $11.28
--------------------------------------------------------------------------------
           R                     $11.84                        $12.39
--------------------------------------------------------------------------------
           Y                     $10.55                        $11.08
--------------------------------------------------------------------------------
           Z                     $ 9.83                        $10.34
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-10/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment        Short-Term             Long-Term
        Class            Income         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A             $0.4871             $  --                $0.3872
--------------------------------------------------------------------------------
         B*             $0.3831             $  --                $0.3872
--------------------------------------------------------------------------------
          C             $0.4170             $  --                $0.3872
--------------------------------------------------------------------------------
          R             $0.5028             $  --                $0.3872
--------------------------------------------------------------------------------
          Y             $0.5210             $  --                $0.3872
--------------------------------------------------------------------------------
          Z             $0.4838             $  --                $0.3872
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

*NOTE: Class B shares converted to Class A shares on November 10, 2014.

                            Pioneer High Yield Fund | Annual Report | 10/31/14 9

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                 Net        Public       BofA ML         BofA ML All-
                 Asset      Offering     High Yield      Convertibles
                 Value      Price        Master II       Speculative
Period           (NAV)      (POP)        Index           Quality Index
--------------------------------------------------------------------------------
10 Years          6.85%      6.37%        8.12%           8.26%
5 Years          10.07       9.06        10.26           13.62
1 Year            3.22      -1.41         5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High      BofA ML High Yield      BofA ML All-Convertibles
                  Yield Fund        Master II Index         Speculative Quality Index
10/31/2004        $  9,550          $ 10,000                $ 10,000
10/31/2005        $  9,885          $ 10,396                $ 10,527
10/31/2006        $ 10,871          $ 11,471                $ 10,410
10/31/2007        $ 12,295          $ 12,256                $ 12,186
10/31/2008        $  8,326          $  9,006                $ 14,038
10/31/2009        $ 11,473          $ 13,400                $  7,451
10/31/2010        $ 13,728          $ 15,976                $ 11,683
10/31/2011        $ 14,168          $ 16,750                $ 14,767
10/31/2012        $ 15,820          $ 18,958                $ 16,313
10/31/2013        $ 17,958          $ 20,632                $ 19,972
10/31/2014        $ 18,537          $ 21,839                $ 22,121

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                    Class B Shares*

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                         BofA ML         BofA ML All-
                                         High Yield      Convertibles
                 If         If           Master II       Speculative
Period           Held       Redeemed     Index           Quality Index
--------------------------------------------------------------------------------
10 Years         5.99%       5.99%        8.12%           8.26%
5 Years          9.08        9.08        10.26           13.62
1 Year           2.12       -1.69         5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 2.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                  Yield Fund       Master II Index        Speculative Quality Index
10/31/2004        $ 10,000         $ 10,000               $ 10,000
10/31/2005        $ 10,261         $ 10,396               $ 10,527
10/31/2006        $ 11,210         $ 11,471               $ 10,410
10/31/2007        $ 12,581         $ 12,256               $ 12,186
10/31/2008        $  8,465         $  9,006               $ 14,038
10/31/2009        $ 11,588         $ 13,400               $  7,451
10/31/2010        $ 13,770         $ 15,976               $ 11,683
10/31/2011        $ 14,102         $ 16,750               $ 14,767
10/31/2012        $ 15,570         $ 18,958               $ 16,313
10/31/2013        $ 17,522         $ 20,632               $ 19,972
10/31/2014        $ 17,893         $ 21,839               $ 22,121

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*NOTE: Class B shares converted to Class A shares on November 10, 2014.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 11

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                         BofA ML         BofA ML All-
                                         High Yield      Convertibles
                 If         If           Master II       Speculative
Period           Held       Redeemed     Index           Quality Index
--------------------------------------------------------------------------------
10 Years         6.12%      6.12%         8.12%           8.26%
5 Years          9.32       9.32         10.26           13.62
1 Year           2.41       2.41          5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High      BofA ML High Yield      BofA ML All-Convertibles
                  Yield Fund        Master II Index         Speculative Quality Index
10/31/2004        $ 10,000          $ 10,000                $ 10,000
10/31/2005        $ 10,265          $ 10,396                $ 10,527
10/31/2006        $ 11,212          $ 11,471                $ 10,410
10/31/2007        $ 12,597          $ 12,256                $ 12,186
10/31/2008        $  8,468          $  9,006                $ 14,038
10/31/2009        $ 11,602          $ 13,400                $  7,451
10/31/2010        $ 13,782          $ 15,976                $ 11,683
10/31/2011        $ 14,139          $ 16,750                $ 14,767
10/31/2012        $ 15,673          $ 18,958                $ 16,313
10/31/2013        $ 17,690          $ 20,632                $ 19,972
10/31/2014        $ 18,116          $ 21,839                $ 22,121

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                         BofA ML         BofA ML All-
                                         High Yield      Convertibles
                 If         If           Master II       Speculative
Period           Held       Redeemed     Index           Quality Index
--------------------------------------------------------------------------------
10 Years         6.56%      6.56%         8.12%           8.26%
5 Years          9.73       9.73         10.26           13.62
1 Year           2.82       2.82          5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High      BofA ML High Yield      BofA ML All-Convertibles
                  Yield Fund        Master II Index         Speculative Quality Index
10/31/2004        $ 10,000          $ 10,000                $ 10,000
10/31/2005        $ 10,304          $ 10,396                $ 10,527
10/31/2006        $ 11,301          $ 11,471                $ 10,410
10/31/2007        $ 12,743          $ 12,256                $ 12,186
10/31/2008        $  8,619          $  9,006                $ 14,038
10/31/2009        $ 11,871          $ 13,400                $  7,451
10/31/2010        $ 14,165          $ 15,976                $ 11,683
10/31/2011        $ 14,595          $ 16,750                $ 14,767
10/31/2012        $ 16,217          $ 18,958                $ 16,313
10/31/2013        $ 18,363          $ 20,632                $ 19,972
10/31/2014        $ 18,882          $ 21,839                $ 22,121

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                         BofA ML         BofA ML All-
                                         High Yield      Convertibles
                 If         If           Master II       Speculative
Period           Held       Redeemed     Index           Quality Index
--------------------------------------------------------------------------------
10 Years          7.31%      7.31%        8.12%           8.26%
5 Years          10.47      10.47        10.26           13.62
1 Year            3.55       3.55         5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer High      BofA ML High Yield      BofA ML All-Convertibles
                  Yield Fund        Master II Index         Speculative Quality Index
10/31/2004        $  5,000,000      $  5,000,000            $  5,000,000
10/31/2005        $  5,196,112      $  5,197,958            $  5,204,809
10/31/2006        $  5,737,832      $  5,735,376            $  6,092,933
10/31/2007        $  6,511,201      $  6,128,062            $  7,018,999
10/31/2008        $  4,441,104      $  4,053,077            $  3,725,292
10/31/2009        $  6,154,743      $  6,699,985            $  5,841,476
10/31/2010        $  7,395,345      $  7,988,056            $  7,383,458
10/31/2011        $  7,657,862      $  8,375,159            $  7,429,334
10/31/2012        $  8,578,326      $  9,479,038            $  8,156,267
10/31/2013        $  9,777,014      $ 10,315,747            $  9,985,812
10/31/2014        $ 10,123,718      $ 10,919,521            $ 11,060,270

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                         BofA ML         BofA ML All-
                                         High Yield      Convertibles
                 If         If           Master II       Speculative
Period           Held       Redeemed     Index           Quality Index
--------------------------------------------------------------------------------
10 Years         6.42%      6.42%         8.12%           8.26%
5 Years          9.03       9.03         10.26           13.62
1 Year           3.64       3.64          5.85           10.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                 Gross      Net
--------------------------------------------------------------------------------
                 0.90%      0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High      BofA ML High Yield      BofA ML All-Convertibles
                  Yield Fund        Master II Index         Speculative Quality Index
10/31/2004        $ 10,000          $ 10,000                $ 10,000
10/31/2005        $ 10,348          $ 10,396                $ 10,527
10/31/2006        $ 11,381          $ 11,471                $ 10,410
10/31/2007        $ 12,884          $ 12,256                $ 12,186
10/31/2008        $  8,793          $  9,006                $ 14,038
10/31/2009        $ 12,088          $ 13,400                $  7,451
10/31/2010        $ 14,548          $ 15,976                $ 11,683
10/31/2011        $ 14,557          $ 16,750                $ 14,767
10/31/2012        $ 16,237          $ 18,958                $ 16,313
10/31/2013        $ 17,974          $ 20,632                $ 19,972
10/31/2014        $ 18,628          $ 21,839                $ 22,121

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2014, through October 31, 2014.

-----------------------------------------------------------------------------------------------
Share Class                    A          B           C           R           Y           Z
-----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/14
-----------------------------------------------------------------------------------------------
Ending Account            $  993.65   $  988.10   $  989.85   $  991.71   $  995.29   $  995.29
Value (after expenses)
on 10/31/14
-----------------------------------------------------------------------------------------------
Expenses Paid             $    5.78   $   10.67   $    9.18   $    7.48   $    4.22   $    4.27
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 2.13%, 1.83%, 1.49%, 0.84% and 0.85% for Class A, Class B, Class C, Class R,
    Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014 through October 31, 2014.

-----------------------------------------------------------------------------------------------
Share Class                   A           B           C           R           Y           Z
-----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/14
-----------------------------------------------------------------------------------------------
Ending Account            $1,019.41   $1,014.47   $1,015.98   $1,017.69   $1,020.97   $1,020.92
Value (after expenses)
on 10/31/14
-----------------------------------------------------------------------------------------------
Expenses Paid             $    5.85   $   10.82   $    9.30   $    7.58   $    4.28   $    4.33
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 2.13%, 1.83%, 1.49%, 0.84% and 0.85% for Class A, Class B, Class C, Class R,
    Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/14 17

Schedule of Investments | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 16.3%
                             ENERGY -- 0.9%
                             Oil & Gas Equipment & Services -- 0.1%
    2,170,000                SEACOR Holdings, Inc., 3.0%, 11/15/28 (144A)        $    2,076,419
-----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.6%
    7,895,000                Cobalt International Energy, Inc., 2.625%,
                             12/1/19                                             $    5,866,972
    4,155,000                Energy & Exploration Partners, Inc., 8.0%,
                             7/1/19 (144A)                                            3,417,488
    1,000,000                Energy XXI, Ltd., 3.0%, 12/15/18 (144A)                    710,625
                                                                                 --------------
                                                                                 $    9,995,085
-----------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.2%
    4,705,000                Alpha Natural Resources, Inc., 3.75%, 12/15/17      $    2,978,853
                                                                                 --------------
                             Total Energy                                        $   15,050,357
-----------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Diversified Metals & Mining -- 0.2%
    3,805,000                RTI International Metals, Inc., 1.625%, 10/15/19    $    3,640,909
                                                                                 --------------
                             Total Materials                                     $    3,640,909
-----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.9%
                             Aerospace & Defense -- 0.1%
    2,150,000                The KEYW Holding Corp., 2.5%, 7/15/19               $    1,905,438
-----------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.8%
   10,874,000                General Cable Corp., 4.5%, 11/15/29 (Step)          $    7,183,636
    6,160,000                SolarCity Corp., 1.625%, 11/1/19 (144A)                  5,975,200
                                                                                 --------------
                                                                                 $   13,158,836
                                                                                 --------------
                             Total Capital Goods                                 $   15,064,274
-----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Airlines -- 0.3%
    1,960,000                United Airlines, Inc., 4.5%, 1/15/15                $    5,475,750
                                                                                 --------------
                             Total Transportation                                $    5,475,750
-----------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.7%
                             Automobile Manufacturers -- 0.7%
    6,341,000                Ford Motor Co., 4.25%, 11/15/16                     $   10,442,834
                                                                                 --------------
                             Total Automobiles & Components                      $   10,442,834
-----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.4%
                             Homebuilding -- 1.0%
   11,400,000                KB Home, 1.375%, 2/1/19                             $   10,993,875
    3,015,000                Lennar Corp., 2.75%, 12/15/20 (144A)                     5,886,788
                                                                                 --------------
                                                                                 $   16,880,663
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.4%
    5,470,000                Jarden Corp., 1.125%, 3/15/34 (144A)                $    5,846,062
                                                                                 --------------
                             Total Consumer Durables & Apparel                   $   22,726,725
-----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.3%
                             Specialized Consumer Services -- 0.3%
    2,710,000                Ascent Capital Group, Inc., 4.0%, 7/15/20           $    2,447,469
    2,195,000                Carriage Services, Inc., 2.75%, 3/14/21 (144A)           2,363,741
                                                                                 --------------
                                                                                 $    4,811,210
                                                                                 --------------
                             Total Consumer Services                             $    4,811,210
-----------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Broadcasting -- 0.3%
    4,425,000                Liberty Media Corp., 1.375%, 10/15/23 (144A)        $    4,411,172
                                                                                 --------------
                             Total Media                                         $    4,411,172
-----------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Internet Retail -- 0.5%
    7,455,000                Shutterfly, Inc., 0.25%, 5/15/18                    $    7,189,416
                                                                                 --------------
                             Total Retailing                                     $    7,189,416
-----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                             Health Care Equipment -- 0.5%
    2,081,000                Hologic, Inc., 2.0%, 12/15/37 (Step)                $    2,594,747
    3,450,000                Hologic, Inc., 2.0%, 3/1/42 (Step)                       3,756,188
      960,000                Insulet Corp., 2.0%, 6/15/19                             1,100,400
      459,000                NuVasive, Inc., 2.75%, 7/1/17                              551,661
                                                                                 --------------
                                                                                 $    8,002,996
-----------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.8%
    9,460,000                Alere, Inc., 3.0%, 5/15/16                          $   10,080,812
    3,015,000                Endologix, Inc., 2.25%, 12/15/18                         2,762,494
                                                                                 --------------
                                                                                 $   12,843,306
                                                                                 --------------
                             Total Health Care Equipment & Services              $   20,846,302
-----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 3.4%
                             Biotechnology -- 2.0%
    1,340,000                ARIAD Pharmaceuticals, Inc., 3.625%, 6/15/19
                             (144A)                                              $    1,272,162
    1,920,000                BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18           2,209,200
    1,920,000                BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20            2,257,200
    1,905,000                Cepheid, 1.25%, 2/1/21 (144A)                            2,090,738
    4,900,000                Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18             5,610,500
    6,805,000                Cubist Pharmaceuticals, Inc., 1.875%, 9/1/20             7,944,838

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 19

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Biotechnology -- (continued)
    5,787,000                Emergent Biosolutions, Inc., 2.875%, 1/15/21
                             (144A)                                              $    5,928,058
    4,538,000                PDL BioPharma, Inc., 4.0%, 2/1/18                        4,648,614
                                                                                 --------------
                                                                                 $   31,961,310
-----------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 1.1%
    1,470,000                Auxilium Pharmaceuticals, Inc., 1.5%, 7/15/18       $    2,054,325
    3,720,000                Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19               8,311,875
    9,215,000                Theravance, Inc., 2.125%, 1/15/23                        7,798,194
                                                                                 --------------
                                                                                 $   18,164,394
-----------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.3%
    3,370,000                Albany Molecular Research, Inc., 2.25%,
                             11/15/18 (144A)                                     $    5,377,256
                                                                                 --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                       $   55,502,960
-----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.5%
                             Specialized REIT's -- 0.2%
    4,815,000                Corsicanto, Ltd., 3.5%, 1/15/32                     $    2,864,925
-----------------------------------------------------------------------------------------------
                             Real Estate Operating Companies -- 0.3%
    4,885,000                Forest City Enterprises, Inc., 3.625%, 8/15/20      $    5,184,206
                                                                                 --------------
                             Total Real Estate                                   $    8,049,131
-----------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 3.5%
                             Internet Software & Services -- 1.1%
    4,555,000                Akamai Technologies, Inc., 2/15/19 (144A) (c)       $    4,614,784
    2,055,000                Twitter, Inc., 0.25%, 9/15/19                            1,879,041
    5,145,000                WebMD Health Corp., 1.5%, 12/1/20 (144A)                 5,318,644
    6,420,000                WebMD Health Corp., 2.5%, 1/31/18                        6,600,562
                                                                                 --------------
                                                                                 $   18,413,031
-----------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.4%
    6,345,000                Cardtronics, Inc., 1.0%, 12/1/20 (144A)             $    6,210,169
-----------------------------------------------------------------------------------------------
                             Application Software -- 1.8%
    2,470,000                Citrix Systems, Inc., 0.5%, 4/15/19 (144A)          $    2,579,606
    5,815,000                Mentor Graphics Corp., 4.0%, 4/1/31                      6,807,184
   16,972,000                Nuance Communications, Inc., 2.75%, 11/1/31             16,558,308
    3,900,000                TIBCO Software, Inc., 2.25%, 5/1/32                      3,868,312
                                                                                 --------------
                                                                                 $   29,813,410
-----------------------------------------------------------------------------------------------
                             Systems Software -- 0.2%
    2,235,000                ServiceNow, Inc., 11/1/18 (144A) (c)                $    2,538,122
                                                                                 --------------
                             Total Software & Services                           $   56,974,732
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                             Communications Equipment -- 0.7%
    9,000,000                Ciena Corp., 0.875%, 6/15/17                        $    8,713,125
    3,295,000                Emulex Corp., 1.75%, 11/15/18 (144A)                     2,994,331
                                                                                 --------------
                                                                                 $   11,707,456
-----------------------------------------------------------------------------------------------
                             Electronic Components -- 0.2%
    3,755,000                Vishay Intertechnology, Inc., 2.25%, 5/15/41
                             (144A)                                              $    3,283,278
                                                                                 --------------
                             Total Technology Hardware & Equipment               $   14,990,734
-----------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &
                             SEMICONDUCTOR EQUIPMENT -- 1.2%
                             Semiconductors -- 1.2%
   16,914,000                ON Semiconductor Corp., 2.625%, 12/15/26            $   18,626,542
                                                                                 --------------
                             Total Semiconductors &
                             Semiconductor Equipment                             $   18,626,542
-----------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $250,064,448)                                 $  263,803,048
-----------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 3.3%
                             ENERGY -- 0.2%
                             Oil & Gas Storage & Transportation -- 0.2%
      130,000          7.62  NuStar Logistics LP, Floating Rate Note, 1/15/43    $    3,463,200
                                                                                 --------------
                             Total Energy                                        $    3,463,200
-----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Air Freight & Logistics -- 0.3%
        4,940                CEVA Group Plc, 12/31/14* (c)                       $    4,569,546
                                                                                 --------------
                             Total Transportation                                $    4,569,546
-----------------------------------------------------------------------------------------------
                             BANKS -- 0.8%
                             Diversified Banks -- 0.7%
      411,000          7.12  Citigroup, Inc., Floating Rate Note (Perpetual)     $   11,121,660
-----------------------------------------------------------------------------------------------
                             Regional Banks -- 0.1%
       60,650          6.62  Fifth Third Bancorp, Floating Rate Note (Perpetual) $    1,645,434
                                                                                 --------------
                             Total Banks                                         $   12,767,094
-----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.3%
                             Consumer Finance -- 1.0%
        6,450                Ally Financial, Inc., 7.0% (Perpetual) (144A)       $    6,491,925
      358,975          8.12  GMAC Capital Trust I, Floating Rate Note, 2/15/40        9,595,402
                                                                                 --------------
                                                                                 $   16,087,327
-----------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.3%
      189,000          7.12  Morgan Stanley, Floating Rate Note (Perpetual)      $    5,152,140
                                                                                 --------------
                             Total Diversified Financials                        $   21,239,467
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 21

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             INSURANCE -- 0.4%
                             Reinsurance -- 0.4%
    5,120,000                Pangaea Re., 7/1/18 (Cat Bond) (c)                  $    5,359,616
                                                                                 --------------
                             Total Insurance                                     $    5,359,616
-----------------------------------------------------------------------------------------------
                             UTILITIES -- 0.3%
                             Electric Utilities -- 0.3%
      214,000                PPL Capital Funding, Inc., 5.9%, 4/30/73            $    5,210,900
                                                                                 --------------
                             Total Utilities                                     $    5,210,900
-----------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $50,117,950)                                  $   52,609,823
-----------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 3.0%
                             ENERGY -- 0.5%
                             Oil & Gas Exploration & Production -- 0.5%
          715                Halcon Resources Corp., (Perpetual) (c)             $      474,313
       20,400                Penn Virginia Corp., 6.0% (Perpetual) (144A)             1,685,652
       59,180                PetroQuest Energy, Inc., 6.875% (Perpetual)              2,500,355
       33,162                SandRidge Energy, Inc., 7.0% (Perpetual)                 2,798,044
                                                                                 --------------
                                                                                 $    7,458,364
                                                                                 --------------
                             Total Energy                                        $    7,458,364
-----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.7%
                             Home Furnishings -- 0.7%
      143,000                Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0%
                             PIK) (PIK) (d)                                      $   11,332,750
                                                                                 --------------
                             Total Consumer Durables & Apparel                   $   11,332,750
-----------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.3%
                             Packaged Foods & Meats -- 0.3%
       73,300                Post Holdings, Inc., 2.5% (Perpetual) (144A)        $    5,712,819
                                                                                 --------------
                             Total Food, Beverage & Tobacco                      $    5,712,819
-----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                             Health Care Supplies -- 1.2%
       59,354                Alere, Inc., 3.0% (Perpetual)                       $   19,182,031
                                                                                 --------------
                             Total Health Care Equipment & Services              $   19,182,031
-----------------------------------------------------------------------------------------------
                             BANKS -- 0.1%
                             Diversified Banks -- 0.1%
        2,000                Wells Fargo & Co., 7.5% (Perpetual)                 $    2,408,000
                                                                                 --------------
                             Total Banks                                         $    2,408,000
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Asset Management & Custody Banks -- 0.2%
       48,000                AMG Capital Trust II, 5.15%, 10/15/37               $    2,961,000
                                                                                 --------------
                             Total Diversified Financials                        $    2,961,000
-----------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $44,294,530)                                  $   49,054,964
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 8.8%
                             ENERGY -- 0.7%
                             Oil & Gas Exploration & Production -- 0.3%
        9,222                Halcon Resources Corp.*                             $       28,680
      147,800                Marathon Oil Corp.                                       5,232,120
                                                                                 --------------
                                                                                 $    5,260,800
-----------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.4%
       73,900                Marathon Petroleum Corp.*                           $    6,717,510
                                                                                 --------------
                             Total Energy                                        $   11,978,310
-----------------------------------------------------------------------------------------------
                             MATERIALS -- 1.4%
                             Commodity Chemicals -- 0.9%
      186,606                Axiall Corp.                                        $    7,520,222
       77,355                LyondellBasell Industries NV                             7,088,039
                                                                                 --------------
                                                                                 $   14,608,261
-----------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.5%
      264,669                Freeport-McMoRan, Inc.                              $    7,543,066
    1,002,650                Polymet Mining Corp.*                                    1,052,782
                                                                                 --------------
                                                                                 $    8,595,848
                                                                                 --------------
                             Total Materials                                     $   23,204,109
-----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.7%
                             Aerospace & Defense -- 0.2%
      130,345                Orbital Sciences Corp.*                             $    3,428,074
-----------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.6%
      667,230                General Cable Corp.                                 $    9,454,649
-----------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.6%
      482,433                Commercial Vehicle Group, Inc.*                     $    3,159,936
      109,200                Joy Global, Inc.                                         5,747,196
                                                                                 --------------
                                                                                 $    8,907,132
-----------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.3%
      139,920                Kennametal, Inc.                                    $    5,402,311
                                                                                 --------------
                             Total Capital Goods                                 $   27,192,166
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 23

-----------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                             Diversified Support Services -- 0.0%+
           53                IAP Worldwide Services, Inc.                        $       45,063
                                                                                 --------------
                             Total Commercial Services & Supplies                $       45,063
-----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Air Freight & Logistics -- 0.1%
        2,282                CEVA Group Plc*                                     $    2,110,906
-----------------------------------------------------------------------------------------------
                             Marine -- 0.1%
    4,099,666                Horizon Lines, Inc.*                                $    1,619,368
                                                                                 --------------
                             Total Transportation                                $    3,730,274
-----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.3%
                             Restaurants -- 0.3%
       59,425                Starbucks Corp.                                     $    4,490,153
-----------------------------------------------------------------------------------------------
                             Education Services -- 0.0%+
       13,966                Cengage Learning Holdings II LP                     $      392,794
                                                                                 --------------
                             Total Consumer Services                             $    4,882,947
-----------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Personal Products -- 0.2%
       51,889                Nu Skin Enterprises, Inc.                           $    2,741,296
                                                                                 --------------
                             Total Household & Personal Products                 $    2,741,296
-----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                             Health Care Services -- 0.1%
      255,259                BioScrip, Inc.*                                     $    1,648,973
-----------------------------------------------------------------------------------------------
                             Managed Health Care -- 1.0%
      108,880                Aetna, Inc.                                         $    8,983,689
       67,800                Cigna Corp.                                              6,750,846
                                                                                 --------------
                                                                                 $   15,734,535
                                                                                 --------------
                             Total Health Care Equipment & Services              $   17,383,508
-----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.6%
                             Biotechnology -- 0.5%
      104,790                Cubist Pharmaceuticals, Inc.*                       $    7,575,269
-----------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 1.1%
       46,569                Bio-Rad Laboratories, Inc.*                         $    5,253,915
       95,749                Thermo Fisher Scientific, Inc.                          11,257,210
       17,606                Waters Corp.*                                            1,950,745
                                                                                 --------------
                                                                                 $   18,461,870
                                                                                 --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                       $   26,037,139
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.6%
                             Real Estate Operating Companies -- 0.6%
      429,214                Forest City Enterprises, Inc.*                      $    8,966,280
                                                                                 --------------
                             Total Real Estate                                   $    8,966,280
-----------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                             Computer Storage & Peripherals -- 0.2%
      103,800                EMC Corp.                                           $    2,982,174
-----------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.2%
       58,898                TE Connectivity, Ltd.                               $    3,600,435
-----------------------------------------------------------------------------------------------
                             Technology Hardware,
                             Storage & Peripherals -- 0.2%
      107,427                NCR Corp.*                                          $    2,972,505
                                                                                 --------------
                             Total Technology Hardware & Equipment               $    9,555,114
-----------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.4%
                             Integrated Telecommunication Services -- 0.4%
      585,800                Windstream Holdings, Inc.                           $    6,139,184
                                                                                 --------------
                             Total Telecommunication Services                    $    6,139,184
-----------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $103,332,617)                                 $  141,855,390
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.1%
                             CONSUMER SERVICES -- 0.0%+
                             Hotels, Resorts & Cruise Lines -- 0.0%+
      403,648                Westgate Resorts 2012-A LLC, 3.75%, 8/20/25
                             (144A)                                              $      407,047
                                                                                 --------------
                             Total Consumer Services                             $      407,047
-----------------------------------------------------------------------------------------------
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
    1,560,000                Citicorp Residential Mortgage Trust Series 2006-2,
                             5.918%, 9/25/36 (Step)                              $    1,400,064
                                                                                 --------------
                             Total Banks                                         $    1,400,064
-----------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $1,837,628)                                   $    1,807,111
-----------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 1.1%
                             BANKS -- 1.1%
                             Thrifts & Mortgage Finance -- 1.1%
    2,000,000          5.90  Banc of America Commercial Mortgage Trust
                             2007-5, Floating Rate Note, 2/10/51                 $    2,020,920

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 25

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      575,000          4.45  CAM Mortgage Trust 2014-2, Floating Rate Note,
                             5/15/48 (144A)                                      $      578,058
    1,935,000          5.97  COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                     1,784,993
      595,000          5.97  COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                       497,646
    2,650,000          3.65  COMM 2014-KYO Mortgage Trust, Floating Rate
                             Note, 6/11/27 (144A)                                     2,644,122
      897,196                Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                            863,911
    2,513,900          5.00  GMAT 2013-1 Trust, Floating Rate Note, 11/25/43          2,403,098
      442,940          5.77  GS Mortgage Securities Corp. II Commercial
                             Mortgage Pass Through Certificates Series
                             2004-GG2, Floating Rate Note, 8/10/38                      442,539
    1,059,110                Homeowner Assistance Program Reverse Mortgage
                             Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                1,034,327
    4,270,000          3.75  JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-INN, Floating Rate Note, 6/15/29
                             (144A)                                                   4,240,712
      400,000          5.58  Springleaf Mortgage Loan Trust, Floating Rate
                             Note, 6/25/58 (144A)                                       413,071
      999,966                Vericrest Opportunity Loan Transferee 2014-NPL4
                             LLC, 4.0%, 4/27/54 (Step) (144A)                           987,091
                                                                                 --------------
                                                                                 $   17,910,488
                                                                                 --------------
                             Total Banks                                         $   17,910,488
-----------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED
                             MORTGAGE OBLIGATIONS
                             (Cost $17,937,268)                                  $   17,910,488
-----------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 58.9%
                             ENERGY -- 17.3%
                             Oil & Gas Drilling -- 1.0%
    4,015,000                North Atlantic Drilling, Ltd., 6.25%, 2/1/19
                             (144A)                                              $    3,332,450
    3,650,000                Offshore Group Investment, Ltd., 7.5%, 11/1/19           3,111,625
    2,995,000                Parker Drilling Co., 7.5%, 8/1/20                        2,890,175
    6,910,000                Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18
                             (144A)                                                   6,823,625
                                                                                 --------------
                                                                                 $   16,157,875
-----------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 1.7%
    7,874,000                Basic Energy Services, Inc., 7.75%, 10/15/22        $    7,677,150
    4,245,000                Bristow Group, Inc., 6.25%, 10/15/22                     4,414,800
    2,435,000                Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                2,483,700
    1,725,000                Exterran Holdings, Inc., 7.25%, 12/1/18                  1,772,438
    5,175,000                Exterran Partners LP, 6.0%, 10/1/22                      4,968,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- (continued)
    2,750,000                Exterran Partners LP, 6.0%, 4/1/21                  $    2,653,750
    1,275,000                FTS International, Inc., 6.25%, 5/1/22 (144A)            1,204,875
    2,555,000                Key Energy Services, Inc., 6.75%, 3/1/21                 2,273,950
                                                                                 --------------
                                                                                 $   27,448,663
-----------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.6%
    3,365,000                American Energy - Utica LLC, 3.5% (3.50% Cash,
                             0.00% PIK), 3/1/21 (144A) (PIK)                     $    3,634,200
    3,095,000                Athlon Holdings LP, 6.0%, 5/1/22 (144A)                  3,332,928
    3,865,000                Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21              3,207,950
                                                                                 --------------
                                                                                 $   10,175,078
-----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 11.9%
    3,360,000                Antero Resources Finance Corp., 6.0%, 12/1/20       $    3,494,400
    1,205,000                Approach Resources, Inc., 7.0%, 6/15/21                  1,108,600
    2,150,000                Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                   2,171,500
   10,236,000                Carrizo Oil & Gas, Inc., 8.625%, 10/15/18               10,645,440
    3,310,000                Chaparral Energy, Inc., 8.25%, 9/1/21                    3,326,550
    8,435,000                Chesapeake Energy Corp., 5.375%, 6/15/21                 8,793,488
    3,832,000                Comstock Resources, Inc., 7.75%, 4/1/19                  3,755,360
    3,675,000                Concho Resources, Inc., 5.5%, 4/1/23                     3,886,312
    2,925,000                Concho Resources, Inc., 6.5%, 1/15/22                    3,159,000
    4,670,000                Denbury Resources, Inc., 5.5%, 5/1/22                    4,599,950
   13,000,000                EP Energy LLC, 9.375%, 5/1/20                           14,202,500
    5,205,000                EPL Oil & Gas, Inc., 8.25%, 2/15/18                      5,048,850
    7,615,000                Gulfport Energy Corp., 7.75%, 11/1/20                    7,767,300
    7,255,000                Halcon Resources Corp., 8.875%, 5/15/21                  5,949,100
    3,225,000                Halcon Resources Corp., 9.25%, 2/15/22                   2,620,312
    1,400,000                Kodiak Oil & Gas Corp., 5.5%, 1/15/21                    1,421,000
    3,000,000                Kodiak Oil & Gas Corp., 5.5%, 2/1/22                     3,060,000
    5,200,000                Kodiak Oil & Gas Corp., 8.125%, 12/1/19                  5,590,000
    3,350,000                Legacy Reserves LP, 6.625%, 12/1/21                      3,249,500
    3,850,000                Legacy Reserves LP, 6.625%, 12/1/21 (144A)               3,734,500
    3,860,000                Lightstream Resources, Ltd., 8.625%, 2/1/20
                             (144A)                                                   3,551,200
   12,635,000                Linn Energy LLC, 6.25%, 11/1/19                         11,624,200
    1,130,000                Memorial Production Partners LP, 6.875%,
                             8/1/22 (144A)                                            1,022,650
    3,350,000                Memorial Production Partners LP, 7.625%, 5/1/21          3,245,312
    4,155,000                Midstates Petroleum Co., Inc., 10.75%, 10/1/20           3,697,950
    2,800,000                Midstates Petroleum Co., Inc., 9.25%, 6/1/21             2,380,000
    4,125,000                Northern Oil and Gas, Inc., 8.0%, 6/1/20                 3,846,562
    2,820,000                Oasis Petroleum, Inc., 6.5%, 11/1/21                     2,890,500

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 27

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration &
                             Production -- (continued)
    4,960,000                PDC Energy, Inc., 7.75%, 10/15/22                   $    5,209,091
    5,345,000                Penn Virginia Corp., 7.25%, 4/15/19                      4,997,575
    4,995,000                Penn Virginia Corp., 8.5%, 5/1/20                        4,882,612
    3,075,000                QR Energy LP, 9.25%, 8/1/20                              3,467,062
    3,295,000                Rice Energy, Inc., 6.25%, 5/1/22 (144A)                  3,185,853
    7,285,000                RKI Exploration & Production LLC, 8.5%, 8/1/21
                             (144A)                                                   7,121,088
    8,170,000                Rosetta Resources, Inc., 5.875%, 6/1/22                  7,843,200
    5,075,000                Sanchez Energy Corp., 7.75%, 6/15/21                     5,176,500
    1,945,000                Stone Energy Corp., 7.5%, 11/15/22                       1,813,712
   12,235,000                Swift Energy Co., 7.875%, 3/1/22                        11,042,088
    3,000,000                Talos Production LLC, 9.75%, 2/15/18 (144A)              3,022,500
    4,700,000                Vanguard Natural Resources LLC, 7.875%,
                             4/1/20                                                   4,641,250
                                                                                 --------------
                                                                                 $  192,244,567
-----------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.7%
    6,525,000                Calumet Specialty Products Partners LP, 6.5%,
                             4/15/21 (144A)                                      $    6,329,250
    4,695,000                Tesoro Corp., 5.375%, 10/1/22                            4,835,850
                                                                                 --------------
                                                                                 $   11,165,100
-----------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 1.3%
    4,810,000                Crestwood Midstream Partners LP, 6.125%,
                             3/1/22                                              $    4,858,100
    3,520,000                Energy Transfer Equity LP, 5.875%, 1/15/24               3,696,000
    6,775,000                Sabine Pass Liquefaction LLC, 5.625%, 2/1/21             7,096,812
    4,685,000                Targa Resources Partners LP, 4.25%, 11/15/23             4,638,150
                                                                                 --------------
                                                                                 $   20,289,062
-----------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.1%
    4,170,000                James River Coal Co., 7.875%, 4/1/19 (d)            $       28,669
    2,250,000                SunCoke Energy Partners LP, 7.375%, 2/1/20
                             (144A)                                                   2,351,250
                                                                                 --------------
                                                                                 $    2,379,919
                                                                                 --------------
                             Total Energy                                        $  279,860,264
-----------------------------------------------------------------------------------------------
                             MATERIALS -- 4.9%
                             Commodity Chemicals -- 0.7%
    2,756,000                Hexion US Finance Corp., 8.875%, 2/1/18             $    2,724,995
    2,445,000                Hexion US Finance Corp., 9.0%, 11/15/20                  2,255,512
    1,750,000                Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                1,802,500
    5,195,000                Tronox Finance LLC, 6.375%, 8/15/20                      5,337,862
                                                                                 --------------
                                                                                 $   12,120,869
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
    2,725,000                Chemtura Corp., 5.75%, 7/15/21                      $    2,718,188
-----------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 2.7%
    3,500,000                Ardagh Finance Holdings SA, 8.625%, (0.00%
                             Cash, 8.625% PIK) 6/15/19 (144A) (PIK)              $    3,578,785
    3,350,000                Ardagh Packaging Finance Plc, 6.75%, 1/31/21
                             (144A)                                                   3,425,375
      758,824                Ardagh Packaging Finance Plc, 7.0%, 11/15/20
                             (144A)                                                     774,000
   13,120,000                Crown Cork & Seal Co., Inc., 7.375%, 12/15/26           14,497,600
    6,700,000                Reynolds Group Issuer, Inc., 8.25%, 2/15/21              7,202,500
    7,495,000                Reynolds Group Issuer, Inc., 8.5%, 5/15/18               7,766,694
      800,000                Reynolds Group Issuer, Inc., 9.0%, 4/15/19                 836,000
    4,565,000                Reynolds Group Issuer, Inc., 9.875%, 8/15/19             4,958,731
                                                                                 --------------
                                                                                 $   43,039,685
-----------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.1%
    1,532,000                Packaging Dynamics Corp., 8.75%, 2/1/16
                             (144A)                                              $    1,543,490
-----------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.5%
    5,445,000                Amsted Industries, Inc., 5.0%, 3/15/22 (144A)       $    5,370,131
    8,775,000                Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18
                             (144A) (d)                                               1,228,500
    1,595,000                Prince Mineral Holding Corp., 12.0%, 12/15/19
                             (144A)                                                   1,746,525
                                                                                 --------------
                                                                                 $    8,345,156
-----------------------------------------------------------------------------------------------
                             Gold -- 0.3%
    6,445,000                IAMGOLD Corp., 6.75%, 10/1/20 (144A)                $    5,317,125
-----------------------------------------------------------------------------------------------
                             Steel -- 0.2%
    2,855,000                JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)        $    2,897,825
-----------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
    3,845,000                Resolute Forest Products, Inc., 5.875%, 5/15/23     $    3,681,588
                                                                                 --------------
                             Total Materials                                     $   79,663,926
-----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 3.9%
                             Aerospace & Defense -- 0.5%
    3,025,000                Bombardier, Inc., 6.0%, 10/15/22                    $    3,106,297
    4,350,000                DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                 4,230,375
    1,583,000                DynCorp International, Inc., 10.375%, 7/1/17             1,357,422
                                                                                 --------------
                                                                                 $    8,694,094
-----------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
    2,750,000                Gibraltar Industries, Inc., 6.25%, 2/1/21           $    2,832,500
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 29

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.4%
    1,385,000                AECOM Technology Corp., 5.75%, 10/15/22
                             (144A)                                              $    1,457,712
    1,390,000                AECOM Technology Corp., 5.875%, 10/15/24
                             (144A)                                                   1,469,925
    3,000,000                Dycom Investments, Inc., 7.125%, 1/15/21                 3,150,000
                                                                                 --------------
                                                                                 $    6,077,637
-----------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.3%
    4,030,000                JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)      $    4,392,700
-----------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.4%
    6,850,000                Navistar International Corp., 8.25%, 11/1/21        $    7,041,800
-----------------------------------------------------------------------------------------------
                             Industrial Machinery -- 1.2%
    7,901,000                Apex Tool Group LLC, 7.0%, 2/1/21 (144A)            $    7,110,900
    2,755,000                Boart Longyear Management Pty, Ltd., 10.0%,
                             10/1/18 (144A)                                           2,947,850
    6,155,000                Mueller Water Products, Inc., 7.375%, 6/1/17             6,247,325
    2,660,000                Xerium Technologies, Inc., 8.875%, 6/15/18               2,806,300
                                                                                 --------------
                                                                                 $   19,112,375
-----------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.9%
    5,000,000                Fly Leasing, Ltd., 6.375%, 10/15/21                 $    4,975,000
    5,200,000                Rexel SA, 5.25%, 6/15/20 (144A)                          5,239,000
    5,145,000                WESCO Distribution, Inc., 5.375%, 12/15/21               5,170,725
                                                                                 --------------
                                                                                 $   15,384,725
                                                                                 --------------
                             Total Capital Goods                                 $   63,535,831
-----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.9%
                             Environmental & Facilities Services -- 0.3%
    2,400,000                Liberty Tire Recycling LLC, 11.0%, 10/1/16
                             (144A)                                              $    2,256,000
    2,000,000                Safway Group Holding LLC, 7.0%, 5/15/18
                             (144A)                                                   2,065,000
                                                                                 --------------
                                                                                 $    4,321,000
-----------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.6%
    1,800,000                NANA Development Corp., 9.5%, 3/15/19
                             (144A)                                              $    1,692,000
    6,405,000                The Geo Group, Inc., 5.875%, 10/15/24                    6,597,150
    2,165,000                TMS International Corp., 7.625%, 10/15/21
                             (144A)                                                   2,262,425
                                                                                 --------------
                                                                                 $   10,551,575
                                                                                 --------------
                             Total Commercial Services & Supplies                $   14,872,575
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.1%
                             Airlines -- 0.4%
    2,950,000                Intrepid Aviation Group Holdings LLC, 6.875%,
                             2/15/19 (144A)                                      $    2,927,875
    3,200,000                United Continental Holdings, Inc., 6.0%, 7/15/26         3,096,000
                                                                                 --------------
                                                                                 $    6,023,875
-----------------------------------------------------------------------------------------------
                             Railroads -- 0.3%
    4,250,000                Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                       $    4,385,490
-----------------------------------------------------------------------------------------------
                             Trucking -- 0.3%
    1,990,000                Jack Cooper Holdings Corp., 9.25%, 6/1/20
                             (144A)                                              $    2,134,275
    3,500,000                syncreon Group BV, 8.625%, 11/1/21 (144A)                3,421,250
                                                                                 --------------
                                                                                 $    5,555,525
-----------------------------------------------------------------------------------------------
                             Airport Services -- 0.1%
    1,700,000                Aguila 3 SA, 7.875%, 1/31/18 (144A)                 $    1,704,250
                                                                                 --------------
                             Total Transportation                                $   17,669,140
-----------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.4%
                             Auto Parts & Equipment -- 0.4%
    4,650,000                Dana Holding Corp., 6.0%, 9/15/23                   $    4,882,500
    1,440,000                Pittsburgh Glass Works LLC, 8.0%, 11/15/18
                             (144A)                                                   1,512,000
                                                                                 --------------
                                                                                 $    6,394,500
                                                                                 --------------
                             Total Automobiles & Components                      $    6,394,500
-----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 2.9%
                             Homebuilding -- 2.8%
    2,100,000                Brookfield Residential Properties, Inc., 6.5%,
                             12/15/20 (144A)                                     $    2,236,500
    5,045,000                DR Horton, Inc., 5.75%, 8/15/23                          5,379,231
    8,375,000                KB Home, 7.0%, 12/15/21                                  8,961,250
    4,150,000                Lennar Corp., 4.5%, 6/15/19                              4,225,240
    8,730,000                Lennar Corp., 4.75%, 11/15/22                            8,599,050
    3,660,000                Meritage Homes Corp., 7.0%, 4/1/22                       3,971,100
    1,800,000                Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                1,840,500
    6,975,000                Standard Pacific Corp., 6.25%, 12/15/21                  7,323,750
    2,540,000                The Ryland Group, Inc., 5.375%, 10/1/22                  2,489,200
                                                                                 --------------
                                                                                 $   45,025,821
-----------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.1%
    2,805,000                PC Nextco Holdings LLC, 8.75%, 8/15/19              $    2,847,075
                                                                                 --------------
                             Total Consumer Durables & Apparel                   $   47,872,896
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 31

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.9%
                             Casinos & Gaming -- 0.4%
    2,075,000                GLP Capital LP, 4.375%, 11/1/18                     $    2,132,062
    3,250,000                GLP Capital LP, 4.875%, 11/1/20                          3,380,000
      429,211                Mashantucket Western Pequot Tribe, 6.5%,
                             7/1/36 (1.0% cash, 5.50% PIK) (PIK)                          2,280
      700,000                Scientific Games International, Inc., 6.25%,
                             9/1/20                                                     560,000
                                                                                 --------------
                                                                                 $    6,074,342
-----------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.3%
    4,290,000                Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)         $    4,643,925
-----------------------------------------------------------------------------------------------
                             Education Services -- 0.2%
    3,695,000                Cambium Learning Group, Inc., 9.75%, 2/15/17        $    3,621,100
                                                                                 --------------
                             Total Consumer Services                             $   14,339,367
-----------------------------------------------------------------------------------------------
                             MEDIA -- 3.9%
                             Advertising -- 0.3%
    5,360,000                MDC Partners, Inc., 6.75%, 4/1/20 (144A)            $    5,561,000
-----------------------------------------------------------------------------------------------
                             Broadcasting -- 1.0%
    3,900,000                Intelsat Luxembourg SA, 7.75%, 6/1/21               $    4,075,500
    5,975,000                Quebecor Media, Inc., 5.75%, 1/15/23                     6,154,250
    6,035,000                Univision Communications, Inc., 6.875%,
                             5/15/19 (144A)                                           6,344,294
                                                                                 --------------
                                                                                 $   16,574,044
-----------------------------------------------------------------------------------------------
                             Cable & Satellite -- 1.3%
    9,250,000                CCO Holdings LLC, 6.5%, 4/30/21                     $    9,758,750
    1,575,000                Numericable Group SA, 6.0%, 5/15/22 (144A)               1,610,438
    9,050,000                Videotron, Ltd., 5.375%, 6/15/24 (144A)                  9,321,500
                                                                                 --------------
                                                                                 $   20,690,688
-----------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.8%
    1,300,000                Live Nation Entertainment, Inc., 5.375%,
                             6/15/22 (144A)                                      $    1,303,250
    3,050,000                Live Nation Entertainment, Inc., 7.0%, 9/1/20
                             (144A)                                                   3,240,625
      425,000                Regal Entertainment Group, 5.75%, 3/15/22                  415,438
    4,895,000                Regal Entertainment Group, Inc., 5.75%, 2/1/25           4,625,775
    2,665,000                WMG Acquisition Corp., 6.75%, 4/15/22 (144A)             2,625,025
                                                                                 --------------
                                                                                 $   12,210,113
-----------------------------------------------------------------------------------------------
                             Publishing -- 0.5%
    6,170,000                Gannett Co, Inc., 6.375%, 10/15/23                  $    6,632,750

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Publishing -- (continued)
    1,675,000                MPL 2 Acquisition Canco, Inc., 9.875%,
                             8/15/18 (144A)                                      $    1,796,438
                                                                                 --------------
                                                                                 $    8,429,188
                                                                                 --------------
                             Total Media                                         $   63,465,033
-----------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Apparel Retail -- 0.1%
    2,350,000                Brown Shoe Co., Inc., 7.125%, 5/15/19               $    2,467,500
-----------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.2%
    2,590,000                Rent-A-Center, Inc., 6.625%, 11/15/20               $    2,499,350
-----------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.2%
    4,010,000                Outerwall, Inc., 5.875%, 6/15/21 (144A)             $    3,869,650
                                                                                 --------------
                             Total Retailing                                     $    8,836,500
-----------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Distributors -- 0.2%
    3,635,000                KeHE Distributors LLC, 7.625%, 8/15/21 (144A)       $    3,862,188
                                                                                 --------------
                             Total Food & Staples Retailing                      $    3,862,188
-----------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.3%
                             Distillers & Vintners -- 0.3%
    4,100,000                Constellation Brands, Inc., 3.75%, 5/1/21           $    4,105,125
-----------------------------------------------------------------------------------------------
                             Agricultural Products -- 0.3%
    4,460,000                Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                      $    4,393,100
-----------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.2%
    1,775,000                Post Holdings, Inc., 6.75%, 12/1/21 (144A)          $    1,772,781
    2,100,000                Post Holdings, Inc., 7.375%, 2/15/22                     2,152,500
                                                                                 --------------
                                                                                 $    3,925,281
-----------------------------------------------------------------------------------------------
                             Tobacco -- 0.5%
    8,460,000                Alliance One International, Inc., 9.875%,
                             7/15/21                                             $    8,079,300
                                                                                 --------------
                             Total Food, Beverage & Tobacco                      $   20,502,806
-----------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                             Personal Products -- 0.3%
    2,400,000                Monitronics International, Inc., 9.125%, 4/1/20     $    2,472,000
    2,495,000                Revlon Consumer Products Corp., 5.75%,
                             2/15/21                                                  2,495,000
                                                                                 --------------
                                                                                 $    4,967,000
                                                                                 --------------
                             Total Household & Personal Products                 $    4,967,000
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 33

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                             Health Care Services -- 0.3%
    3,675,000                BioScrip, Inc., 8.875%, 2/15/21 (144A)              $    3,748,500
      684,000                Gentiva Health Services, Inc., 11.5%, 9/1/18               732,735
                                                                                 --------------
                                                                                 $    4,481,235
-----------------------------------------------------------------------------------------------
                             Health Care Facilities -- 1.0%
   11,400,000                CHS, Inc., 8.0%, 11/15/19                           $   12,312,000
    2,200,000                Kindred Healthcare, Inc., 6.375%, 4/15/22
                             (144A)                                                   2,167,000
    1,265,000                Universal Hospital Services, Inc., 7.625%,
                             8/15/20                                                  1,179,739
                                                                                 --------------
                                                                                 $   15,658,739
-----------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.3%
    5,370,000                WellCare Health Plans, Inc., 5.75%, 11/15/20        $    5,530,026
-----------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
    1,400,000                MedAssets, Inc., 8.0%, 11/15/18                     $    1,452,500
                                                                                 --------------
                             Total Health Care Equipment & Services              $   27,122,500
-----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.1%
                             Biotechnology -- 0.4%
    7,459,000                Lantheus Medical Imaging, Inc., 9.75%, 5/15/17      $    7,030,108
-----------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.7%
    2,715,000                Endo Finance LLC & Endo Finco, Inc., 5.375%,
                             1/15/23 (144A)                                      $    2,653,912
    2,050,000                Jazz Investments I, Ltd., 1.875%, 8/15/21 (144A)         2,365,188
    5,610,000                JLL, 7.5%, 2/1/22 (144A)                                 5,707,053
                                                                                 --------------
                                                                                 $   10,726,153
                                                                                 --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                       $   17,756,261
-----------------------------------------------------------------------------------------------
                             BANKS -- 0.3%
                             Diversified Banks -- 0.3%
    4,600,000          6.25  Bank of America Corp., Floating Rate Note,
                             9/29/49                                             $    4,594,250
                                                                                 --------------
                             Total Banks                                         $    4,594,250
-----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.8%
                             Diversified Banks -- 0.1%
    2,375,000          5.90  Citigroup, Inc., Floating Rate Note (Perpetual)     $    2,363,125
-----------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.3%
    4,200,000          5.65  Voya Financial, Inc., Floating Rate Note, 5/15/53   $    4,200,000
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.2%
    3,055,000                AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                        $    3,055,000
    1,515,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                    1,408,950
   10,350,000                Nationstar Mortgage LLC, 6.5%, 7/1/21                    9,625,500
    1,820,000                Nationstar Mortgage LLC, 6.5%, 8/1/18                    1,783,600
    3,100,000                Oxford Finance LLC, 7.25%, 1/15/18 (144A)                3,208,500
                                                                                 --------------
                                                                                 $   19,081,550
-----------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.2%
    3,265,000                TMX Finance LLC, 8.5%, 9/15/18 (144A)               $    3,183,375
                                                                                 --------------
                             Total Diversified Financials                        $   28,828,050
-----------------------------------------------------------------------------------------------
                             INSURANCE -- 5.8%
                             Insurance Brokers -- 0.3%
    4,900,000                USI, Inc. New York, 7.75%, 1/15/21 (144A)           $    4,961,250
-----------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.4%
    5,400,000                Fidelity & Guaranty Life Holdings, Inc., 6.375%,
                             4/1/21 (144A)                                       $    5,724,000
-----------------------------------------------------------------------------------------------
                             Reinsurance -- 5.1%
      250,000          6.35  Alamo Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                             Bond) (144A)                                        $      262,250
    6,500,000           N/A  Altair Re, Floating Rate Note, 6/30/16
                             (Cat Bond)                                               6,984,900
    1,200,000                Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/1/15                              1,250,640
      450,000          8.11  Atlas Reinsurance VII, Ltd., Floating Rate Note,
                             1/7/16 (Cat Bond) (144A)                                   467,055
      250,000          6.01  Blue Danube, Ltd., Floating Rate Note, 4/10/15
                             (Cat Bond) (144A)                                          253,325
      575,000          5.28  Caelus Re, Ltd., Floating Rate Note, 3/7/16 (Cat
                             Bond) (144A)                                               589,778
    1,018,720                Clarendon Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/14/15                               980,416
    1,250,000         17.98  Combine Re, Ltd., Floating Rate Note, 1/7/15
                             (Cat Bond) (144A)                                        1,282,375
    1,400,000         10.26  Compass Re, Ltd., Floating Rate Note, 1/8/15
                             (Cat Bond) (144A)                                        1,417,920
    4,080,000                Gloucester Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 6/12/15                             4,039,200
      400,000          9.02  East Lane Re V, Ltd., Floating Rate Note, 3/16/16
                             (Cat Bond) (144A)                                          430,000
      500,000          7.27  Embarcadero Reinsurance, Ltd., Floating Rate
                             Note, 2/13/15 (Cat Bond) (144A)                            501,750
    1,500,000          5.03  Foundation Re III, Ltd., Floating Rate Note,
                             2/25/15 (Cat Bond) (144A)                                1,513,800
    1,800,000          7.40  Galileo Re, Ltd., Floating Rate Note, 1/9/19
                             (Cat Bond) (144A)                                        1,879,200

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 35

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
    3,040,000                Gloucester Segregated Account (Kane SAC Ltd,),
                             Variable Rate Notes, 6/12/15                        $    2,818,688
    1,200,000          8.36  Ibis Re II, Ltd., Floating Rate Note, 2/5/15 (Cat
                             Bond) (144A)                                             1,219,080
    1,500,000         13.51  Ibis Re II, Ltd., Floating Rate Note, 2/5/15 (Cat
                             Bond) (144A)                                             1,543,500
      350,000          4.51  Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                                  355,040
    2,575,000          4.76  Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                                2,661,262
    1,500,000          3.99  Longpoint Re, Ltd. III, Floating Rate Note,
                             5/18/16 (Cat Bond) (144A)                                1,538,100
       33,500                Lorenzo Re, Ltd., (Cat Bond) (Perpetual)* (c)            3,713,475
    2,400,000         12.01  Mystic Re, Ltd., Floating Rate Note, 3/12/15
                             (Cat Bond) (144A)                                        2,477,520
      500,000          8.01  Mythen Re, Ltd., Series 2013-1 Class B, Floating
                             Rate Note, 7/9/15 (Cat Bond) (144A)                        519,800
    1,004,200                PI-1, Series-E 2014 (Kane SAC Ltd.), Variable
                             Rate Notes, 6/12/15                                      1,028,000
    1,255,400                PI-3, Series-A 2014 (Kane SAC Ltd.), Variable
                             Rate Notes, 4/7/15                                       1,245,984
    4,010,500                PI-3, Series-B 2014 (Kane SAC Ltd.), Variable
                             Rate Notes, 7/18/16                                      4,261,156
    1,450,000                PI-3, Series-D 2014 (Kane SAC Ltd.), Variable
                             Rate Notes, 7/30/16                                      1,547,440
    2,000,000          7.50  Queen Street IV Capital, Ltd., Floating Rate Note,
                             4/9/15 (Cat Bond) (144A)                                 2,035,400
    1,150,000          8.51  Queen Street V Re, Ltd., Floating Rate Note,
                             4/9/15 (Cat Bond) (144A)                                 1,174,725
      250,000         10.36  Queen Street VI Re, Ltd., Floating Rate Note,
                             4/9/15 (Cat Bond) (144A)                                   255,000
    1,450,000          8.61  Queen Street VII Re, Ltd., Floating Rate Note,
                             4/8/16 (Cat Bond) (144A)                                 1,508,435
    2,000,000         13.26  Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 12/6/15 (Cat Bond) (144A)                          2,130,200
      800,000          8.76  Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                            826,320
    3,450,000         12.01  Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 6/6/15 (Cat Bond) (144A)                           3,636,645
    1,750,000          8.91  Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 6/6/17 (Cat Bond) (144A)                           1,836,450
    2,100,000         12.76  Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                          2,323,230
      250,000          5.76  Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                            262,425

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
      950,000         19.01  Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                     $    1,090,695
    1,750,000         22.01  Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                      2,071,475
      500,000          8.02  Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                        541,850
    1,100,000         10.02  Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                      1,217,590
      250,000         20.05  Residential Reinsurance 2013, Ltd., Floating
                             Rate Note, 12/6/17 (Cat Bond) (144A)                       262,525
      800,000          9.26  Residential Reinsurance 2013, Ltd., Floating
                             Rate Note, 6/6/17 (Cat Bond) (144A)                        859,040
    2,400,000          3.01  Sanders Re, Ltd., Floating Rate Note, 5/25/18
                             (Cat Bond)                                               2,433,360
    1,600,000          4.01  Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                        1,632,800
       13,799                Sector Re V, Ltd., 12/1/17 (Cat Bond) (144A) (c)            27,370
    2,150,000                Sector Re V, Ltd., 12/1/17 (Cat Bond) (144A) (c)         2,521,735
        3,587                Sector Re V, Ltd., 3/1/18 (Cat Bond) (144A) (c)            113,846
    1,250,000                Sector Re V, Ltd., 3/30/19 (Cat Bond) (144A) (c)         1,387,750
    2,000,000                Silverton Re, Ltd., 9/16/16 (Cat Bond) (144A) (c)        2,420,800
      875,000         11.01  Successor X, Ltd., Floating Rate Note, 1/27/15
                             (Cat Bond) (144A)                                          883,225
      375,000         11.28  Successor X, Ltd., Floating Rate Note, 11/10/15
                             (Cat Bond) (144A)                                          392,475
    1,200,000         16.28  Successor X, Ltd., Floating Rate Note, 11/10/15
                             (Cat Bond) (144A)                                        1,265,400
    1,000,000          8.51  Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                             (Cat Bond) (144A)                                        1,063,900
      250,000          6.26  Tradewynd Re, Ltd., Floating Rate Note, 1/8/15
                             (Cat Bond) (144A)                                          251,200
                                                                                 --------------
                                                                                 $   83,207,520
                                                                                 --------------
                             Total Insurance                                     $   93,892,770
-----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.3%
                             Specialized REIT's -- 0.2%
    2,675,000                Aviv Healthcare Properties LP, 7.75%, 2/15/19       $    2,808,750
-----------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.1%
    1,480,000                Kennedy-Wilson, Inc., 5.875%, 4/1/24                $    1,507,972
                                                                                 --------------
                             Total Real Estate                                   $    4,316,722
-----------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.6%
                             Internet Software & Services -- 1.0%
    3,400,000                Bankrate, Inc., 6.125%, 8/15/18 (144A)              $    3,332,000

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 37

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Internet Software & Services -- (continued)
    5,465,000                Equinix, Inc., 5.375%, 4/1/23                       $    5,635,781
    6,085,000                j2 Global, Inc., 8.0%, 8/1/20                            6,556,588
                                                                                 --------------
                                                                                 $   15,524,369
-----------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.4%
    2,350,000                Audatex North America, Inc., 6.0%, 6/15/21
                             (144A)                                              $    2,485,125
    5,048,000                NeuStar, Inc., 4.5%, 1/15/23                             4,366,520
                                                                                 --------------
                                                                                 $    6,851,645
-----------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.2%
    3,285,000                Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)   $    3,556,012
                                                                                 --------------
                             Total Software & Services                           $   25,932,026
-----------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                             Communications Equipment -- 0.2%
    3,000,000                ViaSat, Inc., 6.875%, 6/15/20                       $    3,172,500
-----------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.4%
    5,300,000                Viasystems, Inc., 7.875%, 5/1/19 (144A)             $    5,618,000
-----------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.1%
    1,380,000                Flextronics International, Ltd., 4.625%, 2/15/20    $    1,400,700
-----------------------------------------------------------------------------------------------
                             Technology Hardware, Storage &
                             Peripherals -- 0.6%
    5,900,000                Seagate HDD Cayman, 4.75%, 1/1/25 (144A)            $    5,966,375
    4,300,000                Seagate HDD Cayman, 4.75%, 6/1/23                        4,437,729
                                                                                 --------------
                                                                                 $   10,404,104
                                                                                 --------------
                             Total Technology Hardware & Equipment               $   20,595,304
-----------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &
                             SEMICONDUCTOR EQUIPMENT -- 0.7%
                             Semiconductor Equipment -- 0.3%
    5,100,000                Entegris, Inc., 6.0%, 4/1/22 (144A)                 $    5,189,250
-----------------------------------------------------------------------------------------------
                             Semiconductors -- 0.4%
    4,205,000                Advanced Micro Devices, Inc., 6.75%, 3/1/19         $    3,973,725
    1,825,000                Micron Technology, Inc., 5.875%, 2/15/22 (144A)          1,916,250
                                                                                 --------------
                                                                                 $    5,889,975
                                                                                 --------------
                             Total Semiconductors &
                             Semiconductor Equipment                             $   11,079,225
-----------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 4.9%
                             Integrated Telecommunication Services -- 3.7%
    3,625,000                CenturyLink, Inc., 5.8%, 3/15/22                    $    3,842,500
    3,300,000                CenturyLink, Inc., 6.45%, 6/15/21                        3,613,500
   13,358,000                Cincinnati Bell, Inc., 8.375%, 10/15/20                 14,326,455
    4,750,000                Frontier Communications Corp., 7.125%, 1/15/23           5,058,750

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Integrated Telecommunication
                             Services -- (continued)
    9,705,000                Frontier Communications Corp., 8.5%, 4/15/20        $   11,185,012
    3,100,000                Frontier Communications Corp., 8.75%, 4/15/22            3,580,500
    2,775,000                Windstream Corp., 6.375%, 8/1/23                         2,795,812
   11,030,000                Windstream Corp., 7.5%, 6/1/22                      $   11,719,375
    3,460,000                Windstream Corp., 7.75%, 10/15/20                        3,684,900
                                                                                 --------------
                                                                                 $   59,806,804
-----------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 1.2%
    1,150,000                Intelsat Jackson Holdings SA, 6.625%, 12/15/22      $    1,210,375
    2,490,000                Sprint Corp., 7.25%, 9/15/21 (144A)                      2,633,175
      965,000                T-Mobile USA, Inc., 6.125%, 1/15/22                        999,981
    1,200,000                T-Mobile USA, Inc., 6.5%, 1/15/24                        1,257,000
    4,300,000                T-Mobile USA, Inc., 6.542%, 4/28/20                      4,536,500
    2,865,000                T-Mobile USA, Inc., 6.633%, 4/28/21                      3,018,994
    2,000,000                T-Mobile USA, Inc., 6.731%, 4/28/22                      2,115,000
    3,350,000                WCP Issuer llc, 6.657%, 8/15/20 (144A)                   3,528,042
                                                                                 --------------
                                                                                 $   19,299,067
                                                                                 --------------
                             Total Telecommunication Services                    $   79,105,871
-----------------------------------------------------------------------------------------------
                             UTILITIES -- 0.9%
                             Gas Utilities -- 0.4%
    1,850,000                Ferrellgas LP, 6.5%, 5/1/21                         $    1,863,875
    3,585,000                Ferrellgas LP, 6.75%, 1/15/22                            3,611,888
                                                                                 --------------
                                                                                 $    5,475,763
-----------------------------------------------------------------------------------------------
                             Independent Power Producers &
                             Energy Traders -- 0.5%
    1,650,000                AES Corp. Virginia, 5.5%, 3/15/24                   $    1,687,125
    1,450,000                NRG Energy, Inc., 6.25%, 5/1/24 (144A)                   1,497,125
    4,700,000                NRG Energy, Inc., 7.625%, 1/15/18                        5,275,750
                                                                                 --------------
                                                                                 $    8,460,000
                                                                                 --------------
                             Total Utilities                                     $   13,935,763
-----------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $949,129,643)                                 $  953,000,768
-----------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE
                             LOAN INTERESTS -- 5.8%**
                             ENERGY -- 0.7%
                             Oil & Gas Drilling -- 0.3%
    3,863,910          7.50  Jonah Energy LLC, Term Loan (Second Lien),
                             5/8/21                                              $    3,747,993
    2,314,750          5.75  Offshore Group Investment, Ltd., Term Loan,
                             3/28/19                                                  2,083,275
                                                                                 --------------
                                                                                 $    5,831,268
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 39

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.1%
    1,281,545          5.75  FTS International, Inc., Initial Term Loan. 4/16/21 $    1,263,924
-----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.3%
    5,168,665          8.38  Fieldwood Energy LLC, Closing Date Loan
                             (Second Lien), 9/30/20                              $    4,995,515
                                                                                 --------------
                             Total Energy                                        $   12,090,707
-----------------------------------------------------------------------------------------------
                             MATERIALS -- 0.1%
                             Specialty Chemicals -- 0.1%
    1,497,356          4.00  Axalta Coating Systems US Holdings, Inc.,
                             Refinanced Term B Loan, 2/1/20                      $    1,475,832
                                                                                 --------------
                             Total Materials                                     $    1,475,832
-----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.4%
                             Aerospace & Defense -- 0.2%
    1,931,898          5.00  DAE Aviation Holdings, Inc., Replacement Tranche
                             B-1 Loan, 11/2/18                                   $    1,934,921
      875,796          5.00  Standard Aero, Ltd., Replacement Tranche B-2
                             Loan, 11/2/18                                              876,343
                                                                                 --------------
                                                                                 $    2,811,264
-----------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.2%
    2,876,697          6.75  International Equipment Solutions LLC, Initial
                             Loan, 8/16/19                                       $    2,874,899
                                                                                 --------------
                             Total Capital Goods                                 $    5,686,163
-----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                             Environmental & Facilities Services -- 0.0%+
      619,125          4.00  WCA Waste Corp., Term Loan, 3/23/18                 $      613,708
-----------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.0%+
      423,060          6.73  IAP Worldwide Services, Inc., Term Loan, 7/18/19    $      375,465
-----------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.4%
    5,962,846          4.25  Monitronics International, Inc., Term B Loan,
                             3/23/18                                             $    5,949,805
                                                                                 --------------
                             Total Commercial Services & Supplies                $    6,938,978
-----------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.7%
                             Auto Parts & Equipment -- 0.7%
        7,443          3.75  Allison Transmission, Inc., Term B-3 Loan,
                             8/23/19                                             $        7,396
    3,011,142          4.25  TI Group Automotive Systems LLC, Term Loan
                             Facility, 7/1/21                                         2,988,558
    8,491,292          3.23  Tower Automotive Holdings USA LLC, Refinancing
                             Term Loan, 4/23/20                                       8,399,306
                                                                                 --------------
                                                                                 $   11,395,260
                                                                                 --------------
                             Total Automobiles & Components                      $   11,395,260
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             MEDIA -- 0.7%
                             Advertising -- 0.1%
    1,988,067          6.75  Affinion Group, Inc., Tranche B Term Loan,
                             4/30/18                                             $    1,932,566
-----------------------------------------------------------------------------------------------
                             Broadcasting -- 0.1%
    1,417,513          4.00  Univision Communications, Inc., Replacement
                             First-Lien Term Loan, 3/1/20                        $    1,405,257
-----------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.4%
    7,575,000          3.50  Virgin Media Investment Holdings, Ltd., New Term
                             B Loan, 6/5/20                                      $    7,485,047
-----------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
    1,125,011          3.75  Cinedigm Digital Funding I LLC, Term Loan,
                             2/28/18                                             $    1,125,011
                                                                                 --------------
                             Total Media                                         $   11,947,881
-----------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Department Stores -- 0.1%
    1,618,681          4.25  Neiman Marcus Group, Ltd. LLC, Other Term
                             Loan, 10/25/20                                      $    1,595,817
-----------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.4%
    7,060,094          5.75  CWGS Group LLC, Term Loan, 2/20/20                  $    7,086,569
                                                                                 --------------
                             Total Retailing                                     $    8,682,386
-----------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.0%+
                             Food Distributors -- 0.0%+
        8,519          5.75  AdvancePierre Foods, Inc., Term Loan (First Lien),
                             7/10/17                                             $        8,487
                                                                                 --------------
                             Total Food & Staples Retailing                      $        8,487
-----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                             Health Care Equipment -- 0.1%
    2,397,863          4.00  Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18    $    2,384,375
-----------------------------------------------------------------------------------------------
                             Health Care Services -- 1.3%
    1,185,004          4.25  Alliance HealthCare Services, Inc., Initial Term
                             Loan, 6/3/19                                        $    1,170,932
    1,956,110          6.75  Ardent Medical Services, Inc., 1st Lien Term
                             Loan, 5/2/18                                             1,963,445
    1,232,125          6.50  BioScrip, Inc., Term Loan, 7/31/20                       1,239,312
    2,053,542          6.50  BioScrip, Inc., Initial Term B Loan, 7/31/20             2,065,520
    7,396,040          6.50  Gentiva Health Services, Inc., Initial Term B Loan,
                             10/10/19                                                 7,419,153

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 41

-----------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Health Care Services -- (continued)
    2,577,050          4.75  National Mentor Holdings, Inc., Tranche B Term
                             Loan, 1/31/21                                       $    2,560,943
    1,509,779          5.25  National Surgical Hospitals, Inc., Tranche B-2
                             Term Loan, 7/11/19                                       1,513,553
    1,906,050          7.00  Surgery Center Holdings, Inc., Term Loan (First
                             Lien), 4/11/19                                           1,909,633
    1,107,464          7.25  Virtual Radiologic Corp., Term Loan A,
                             12/22/16                                                   849,979
                                                                                 --------------
                                                                                 $   20,692,470
-----------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.1%
      791,470          9.75  MMM Holdings, Inc., Term Loan, 10/9/17              $      785,534
      575,414          9.75  MSO of Puerto Rico, Inc., MSO Term Loan,
                             12/12/17                                                   569,659
                                                                                 --------------
                                                                                 $    1,355,193
                                                                                 --------------
                             Total Health Care Equipment & Services              $   24,432,038
-----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified Financial Services -- 0.2%
    2,469,527          5.25  WorldPay, Facility B2A Term Loan, 8/6/17            $    2,477,758
                                                                                 --------------
                             Total Diversified Financials                        $    2,477,758
-----------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Multi-line Insurance -- 0.1%
    1,239,020          4.25  Alliant Holdings I, Inc., Initial Term Loan,
                             12/20/19                                            $    1,221,984
                                                                                 --------------
                             Total Insurance                                     $    1,221,984
-----------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.5%
                             IT Consulting & Other Services -- 0.1%
    1,995,000          4.50  Evergreen Skills Lux Sarl, Initial Term Loan (First
                             Lien), 4/23/21                                      $    1,975,050
-----------------------------------------------------------------------------------------------
                             Application Software -- 0.4%
    4,813,691          8.50  Expert Global Solutions, Inc., Term B Advance
                             (First Lien), 4/3/18                                $    4,805,267
      668,841          4.25  Vertafore, Inc., Term Loan (2013), 10/3/19                 665,915
                                                                                 --------------
                                                                                 $    5,471,182
                                                                                 --------------
                             Total Software & Services                           $    7,446,232
-----------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $94,006,995)                                  $   93,803,706
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             RIGHTS / WARRANTS -- 0.0%+
                             AUTOMOBILES & COMPONENTS -- 0.0%+
                             Auto Parts & Equipment -- 0.0%+
        2,230                Lear Corp., 11/9/14                                 $      413,085
                                                                                 --------------
                             Total Automobiles & Components                      $      413,085
-----------------------------------------------------------------------------------------------
                             TOTAL RIGHTS / WARRANTS
                             (Cost $120,442)                                     $      413,085
-----------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 97.3%
                             (Cost $1,510,841,521) (a)                           $1,574,258,383
-----------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 2.7%                  $   43,536,734
-----------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                          $1,617,795,117
===============================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $407,797,337 or 25.2% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,515,960,477 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $ 124,674,897

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                              (66,376,991)
                                                                                      -------------
               Net unrealized appreciation                                            $  58,297,906
                                                                                      =============

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 43

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)          Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $530,063,902 and $809,097,649, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                   Level 1         Level 2          Level 3      Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds        $         --    $ 263,803,048    $       --   $ 263,803,048
Preferred Stocks
   Transportation
      Air Freight & Logistics                --        4,569,546            --       4,569,546
   Diversified Financials
      Consumer Finance                9,595,402        6,491,925            --      16,087,327
   Insurance
      Reinsurance                            --               --     5,359,616       5,359,616
   All Other Preferred Stocks        26,593,334               --            --      26,593,334
Convertible Preferred
   Stocks
   Health Care Equipment
      & Services
      Health Care Supplies           19,182,031               --            --      19,182,031
   Banks
      Diversified Banks               2,408,000               --            --       2,408,000
All Other Convertible
   Preferred Stocks                          --       27,464,933            --      27,464,933
Common Stocks
   Commercial Services
      & Supplies
   Diversified Support
      Services                               --           45,063            --          45,063
   Transportation
      Air Freight & Logistics                --        2,110,906            --       2,110,906
   Consumer Services
      Education Services                     --          392,794            --         392,794

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/14

-------------------------------------------------------------------------------------------------------
                                      Level 1          Level 2           Level 3         Total
-------------------------------------------------------------------------------------------------------
All Other Common Stocks               $139,306,627     $           --    $        --     $  139,306,627
Asset Backed Securities                                     1,807,111                         1,807,111
Collateralized Mortgage Obligations             --         17,910,488             --         17,910,488
Corporate Bonds
   Insurance
      Reinsurance                               --                 --     34,341,400         34,341,400
   All Other Corporate Bonds                    --        918,659,368             --        918,659,368
Senior Floating Rate Loan Interests             --         93,803,706             --         93,803,706
Rights/Warrants                            413,085                 --             --            413,085
-------------------------------------------------------------------------------------------------------
Total                                 $197,498,479     $1,337,058,888    $39,701,016     $1,574,258,383
=======================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------
                                      Preferred      Common          Corporate
                                      Stocks         Stocks          Bonds         Total
-----------------------------------------------------------------------------------------------
Balance as of 10/31/13                $4,707,000     $ 4,167,940     $10,499,600   $19,374,540
Realized gain (loss)(1)                  371,681      (3,629,327)         17,386    (3,240,260)
Change in unrealized appreciation
  (depreciation)(2)                     (171,057)      3,216,482       1,219,759     4,265,184
Purchases                              5,120,000              --      28,344,515    33,464,515
Sales                                 (8,521,679)        (41,285)     (5,600,000)  (14,162,963)
Transfers in and out of Level 3
  Categories                           3,853,670      (3,713,810)       (139,860)           --
Transfers in and out of Level 3**             --              --              --            --
-----------------------------------------------------------------------------------------------
Balance as of 10/31/14                $5,359,616     $        --     $34,341,400   $39,701,016
===============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

    The net change in unrealized appreciation (depreciation) on Level 3 securities still held at year end is $4,265,184.

**  Transfers are calculated on the beginning of period values.

During the year ended October 31, 2014 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 45

Statement of Assets and Liabilities | 10/31/14

ASSETS:
  Investment in securities (cost $1,510,841,521)                 $1,574,258,383
  Cash                                                               15,487,962
  Receivables --
     Investment securities sold                                      13,594,094
     Fund shares sold                                                 3,883,283
     Dividends and interest                                          20,586,242
     Due from Pioneer Investment Management, Inc.                         1,129
  Prepaid expenses                                                       28,810
--------------------------------------------------------------------------------
         Total assets                                            $1,627,839,903
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $    4,591,248
     Fund shares repurchased                                          4,010,343
     Dividends                                                          761,745
     Trustee fees                                                         7,016
  Due to affiliates                                                     649,914
  Accrued expenses                                                       24,520
--------------------------------------------------------------------------------
         Total liabilities                                       $   10,044,786
================================================================================
NET ASSETS:
  Paid-in capital                                                $1,486,249,542
  Distributions in excess of net investment income                   (1,934,078)
  Accumulated net realized gain on investments                       70,062,791
  Net unrealized appreciation on investments                         63,416,862
--------------------------------------------------------------------------------
         Total net assets                                        $1,617,795,117
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $895,794,604/84,990,217 shares)              $        10.54
  Class B (based on $14,351,957/1,348,398 shares)                $        10.64
  Class C (based on $397,185,730/36,964,981 shares)              $        10.74
  Class R (based on $51,145,975/4,319,968 shares)                $        11.84
  Class Y (based on $254,503,777/24,128,966 shares)              $        10.55
  Class Z (based on $4,813,074/489,763 shares)                   $         9.83
MAXIMUM OFFERING PRICE:
  Class A ($10.54 / 95.5%)                                       $        11.04
================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/14

Statement of Operations

For the Year Ended 10/31/14

INVESTMENT INCOME:
  Interest                                                $100,276,613
  Dividends                                                  7,693,276
--------------------------------------------------------------------------------------
         Total investment income                                         $107,969,889
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                         $ 12,558,246
  Transfer agent fees and expenses
     Class A                                                   589,895
     Class B                                                    52,220
     Class C                                                   116,907
     Class R                                                     9,247
     Class Y                                                    46,372
     Class Z                                                       395
  Distribution fees
     Class A                                                 2,856,451
     Class B                                                   188,136
     Class C                                                 4,303,408
     Class R                                                   277,299
  Shareholder communications expense                         2,447,932
  Administrative reimbursement                                 612,785
  Custodian fees                                                39,889
  Registration fees                                            166,395
  Professional fees                                            398,793
  Printing expense                                              53,330
  Fees and expenses of nonaffiliated Trustees                   81,598
  Miscellaneous                                                174,925
--------------------------------------------------------------------------------------
     Total expenses                                                      $ 24,974,223
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                (3,065)
--------------------------------------------------------------------------------------
     Net expenses                                                        $ 24,971,158
--------------------------------------------------------------------------------------
         Net investment income                                           $ 82,998,731
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND CREDIT DEFAULT SWAPS:
  Net realized gain on:
     Investments                                          $ 70,154,509
     Credit default swaps                                      255,943   $ 70,410,452
--------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments                                          $(87,529,285)
     Credit default swaps                                      (32,222)  $(87,561,507)
--------------------------------------------------------------------------------------
  Net loss on investments                                                $(17,151,055)
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $ 65,847,676
======================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 47

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                               Year Ended        Year Ended
                                                               10/31/14          10/31/13
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   82,998,731    $   96,886,491
Net realized gain on investments and credit default swaps          70,410,452       118,301,654
Change in net unrealized appreciation (depreciation)
  on investments and credit default swaps                         (87,561,507)       44,745,066
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   65,847,676    $  259,933,211
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.49 and $0.53 per share, respectively)        $  (51,734,086)   $  (61,625,784)
      Class B ($0.38 and $0.42 per share, respectively)              (677,701)       (1,152,943)
      Class C ($0.42 and $0.46 per share, respectively)           (16,344,422)      (19,544,635)
      Class R ($0.50 and $0.55 per share, respectively)            (2,296,952)       (2,848,158)
      Class Y ($0.52 and $0.57 per share, respectively)           (15,200,183)      (15,188,332)
      Class Z ($0.48 and $0.54 per share, respectively)              (354,433)         (453,844)
Net realized gain:
      Class A ($0.39 and $0.00 per share, respectively)        $  (41,922,595)   $           --
      Class B ($0.39 and $0.00 per share, respectively)              (789,847)               --
      Class C ($0.39 and $0.00 per share, respectively)           (15,125,505)               --
      Class R ($0.39 and $0.00 per share, respectively)            (1,740,430)               --
      Class Y ($0.39 and $0.00 per share, respectively)           (11,661,682)               --
      Class Z ($0.39 and $0.00 per share, respectively)              (226,381)               --
------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $ (158,074,217)   $ (100,813,696)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $  456,963,949    $  529,673,571
Reinvestment of distributions                                     135,491,462        85,100,834
Cost of shares repurchased                                       (948,516,737)     (838,564,983)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                    $ (356,061,326)   $ (223,790,578)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                               $ (448,287,867)   $  (64,671,063)
NET ASSETS:
Beginning of year                                               2,066,082,984     2,130,754,047
------------------------------------------------------------------------------------------------
End of year                                                    $1,617,795,117    $2,066,082,984
------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                            $   (1,934,078)   $      829,246
================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/14

-----------------------------------------------------------------------------------------
                            '14 Shares      '14 Amount       '13 Shares    '13 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                  22,628,161     $ 244,426,656     27,254,736   $ 292,739,310
Reinvestment of
   distributions              8,030,042        86,166,013      5,290,053      56,344,936
Less shares repurchased     (54,617,046)     (588,741,394)   (46,907,652)   (500,635,153)
-----------------------------------------------------------------------------------------
      Net decrease          (23,958,843)    $(258,148,725)   (14,362,863)  $(151,550,907)
=========================================================================================
Class B
Shares sold or exchanged         42,451     $     463,317         55,475   $     593,248
Reinvestment of
   distributions                115,630         1,251,178         91,408         978,379
Less shares repurchased        (913,584)       (9,960,499)    (1,547,103)    (16,572,914)
-----------------------------------------------------------------------------------------
      Net decrease             (755,503)    $  (8,246,004)    (1,400,220)  $ (15,001,287)
=========================================================================================
Class C
Shares sold                   2,431,370     $  26,682,709      2,119,525   $  23,033,581
Reinvestment of
   distributions              2,158,906        23,594,501      1,361,430      14,747,881
Less shares repurchased      (6,955,018)      (76,477,421)    (8,957,460)    (97,320,368)
-----------------------------------------------------------------------------------------
      Net decrease           (2,364,742)    $ (26,200,211)    (5,476,505)  $ (59,538,906)
=========================================================================================
Class R
Shares sold                   1,135,491     $  13,776,692      1,158,375   $  13,856,701
Reinvestment of
   distributions                318,501         3,838,679        229,768       2,737,176
Less shares repurchased      (1,675,707)      (20,317,088)    (2,884,752)    (34,344,406)
-----------------------------------------------------------------------------------------
      Net decrease             (221,715)    $  (2,701,717)    (1,496,609)  $ (17,750,529)
=========================================================================================
Class Y
Shares sold                  15,253,495     $ 165,300,175     15,662,410   $ 168,811,947
Reinvestment of
   distributions              1,870,357        20,077,374        922,529       9,841,608
Less shares repurchased     (22,818,797)     (245,204,364)   (14,849,543)   (158,105,821)
-----------------------------------------------------------------------------------------
      Net increase
          (decrease)         (5,694,945)    $ (59,826,815)     1,735,396   $  20,547,734
=========================================================================================
Class Z
Shares sold                     627,900     $   6,314,400      2,958,118   $  30,638,784
Reinvestment of
   distributions                 56,351           563,717         44,314         450,854
Less shares repurchased        (773,275)       (7,815,971)    (3,068,648)    (31,586,321)
-----------------------------------------------------------------------------------------
      Net decrease              (89,024)    $    (937,854)       (66,216)  $    (496,683)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 49

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year            Year            Year
                                                             Year       Ended           Ended           Ended           Year
                                                             Ended      10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14   (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  11.07   $    10.25      $     9.67      $     9.88      $     8.69
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.46   $     0.51      $     0.51      $     0.51      $     0.49
   Net realized and unrealized gain (loss) on investments       (0.11)        0.84            0.59           (0.18)           1.17
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.35   $     1.35      $     1.10      $     0.33      $     1.66
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.49)  $    (0.53)     $    (0.52)     $    (0.54)     $    (0.47)
   Net realized gain                                            (0.39)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.88)  $    (0.53)     $    (0.52)     $    (0.54)     $    (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.53)  $     0.82      $     0.58      $    (0.21)     $     1.19
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.54   $    11.07      $    10.25      $     9.67      $     9.88
===================================================================================================================================
Total return*                                                    3.22%       13.52%(a)       11.66%           3.20%          19.66%
Ratio of net expenses to average net assets                      1.15%        1.14%           1.16%           1.16%           1.18%
Ratio of net investment income (loss) to average net assets      4.34%        4.82%           5.18%           4.99%           5.28%
Portfolio turnover rate                                            28%          46%             33%             47%             20%
Net assets, end of period (in thousands)                     $895,795   $1,206,497      $1,263,707      $1,467,120      $1,584,198
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Year            Year            Year
                                                             Year      Ended           Ended           Ended           Year
                                                             Ended     10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14  (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 11.18   $ 10.33         $  9.75         $  9.95         $   8.74
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.33   $  0.39         $  0.39         $  0.39         $   0.40
   Net realized and unrealized gain (loss) on investments      (0.10)     0.88            0.60           (0.14)            1.21
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23   $  1.27         $  0.99         $  0.25         $   1.61
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.38)  $ (0.42)        $ (0.41)        $ (0.45)        $  (0.40)
   Net realized gain                                           (0.39)       --              --              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.77)  $ (0.42)        $ (0.41)        $ (0.45)        $  (0.40)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.54)  $  0.85         $  0.58         $ (0.20)        $   1.21
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.64   $ 11.18         $ 10.33         $  9.75         $   9.95
================================================================================================================================
Total return*                                                   2.12%    12.53%(a)       10.42%           2.41%           18.83%
Ratio of net expenses to average net assets                     2.13%     2.18%           2.17%           2.04%            1.96%
Ratio of net investment income (loss) to average net assets     3.37%     3.80%           4.18%           4.13%            4.52%
Portfolio turnover rate                                           28%       46%             33%             47%              20%
Net assets, end of period (in thousands)                     $14,352   $23,512         $36,207         $82,879         $240,993
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.42%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 51

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Year            Year            Year
                                                             Year       Ended           Ended           Ended           Year
                                                             Ended      10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14   (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  11.28   $  10.43        $   9.84        $  10.04        $   8.83
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.40   $   0.44        $   0.45        $   0.44        $   0.42
   Net realized and unrealized gain (loss) on investments       (0.13)      0.87            0.59           (0.17)           1.20
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.27   $   1.31        $   1.04        $   0.27        $   1.62
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.42)  $  (0.46)       $  (0.45)       $  (0.47)       $  (0.41)
   Net realized gain                                            (0.39)        --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.81)  $  (0.46)       $  (0.45)       $  (0.47)       $  (0.41)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.54)  $   0.85        $   0.59        $  (0.20)       $   1.21
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.74   $  11.28        $  10.43        $   9.84        $  10.04
=================================================================================================================================
Total return*                                                    2.41%     12.87%(a)       10.85%           2.59%          18.79%
Ratio of net expenses to average net assets                      1.83%      1.86%           1.85%           1.87%           1.88%
Ratio of net investment income (loss) to average net assets      3.65%      4.11%           4.50%           4.32%           4.60%
Portfolio turnover rate                                            28%        46%             33%             47%             20%
Net assets, end of period (in thousands)                     $397,186   $443,442        $467,377        $527,822        $599,656
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Year            Year            Year
                                                             Year      Ended           Ended           Ended           Year
                                                             Ended     10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14  (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 12.39   $ 11.46         $ 10.82         $ 11.03         $  9.70
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.48   $  0.53         $  0.53         $  0.54         $  0.49
   Net realized and unrealized gain (loss) on investments      (0.14)     0.95            0.64           (0.19)           1.34
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.34   $  1.48         $  1.17         $  0.35         $  1.83
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.50)  $ (0.55)        $ (0.53)        $ (0.56)        $ (0.50)
   Net realized gain                                           (0.39)       --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.89)  $ (0.55)        $ (0.53)        $ (0.56)        $ (0.50)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.55)  $  0.93         $  0.64         $ (0.21)        $  1.33
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 11.84   $ 12.39         $ 11.46         $ 10.82         $ 11.03
================================================================================================================================
Total return*                                                   2.82%    13.24%(a)       11.11%           3.03%          19.32%
Ratio of net expenses to average net assets                     1.49%     1.47%           1.56%           1.46%           1.49%
Ratio of net investment income (loss) to average net assets     3.99%     4.50%           4.79%           4.73%           5.00%
Portfolio turnover rate                                           28%       46%             33%             47%             20%
Net assets, end of period (in thousands)                     $51,146   $56,248         $69,207         $78,187         $95,303
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 53

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Year            Year            Year
                                                             Year       Ended           Ended           Ended           Year
                                                             Ended      10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14   (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  11.08   $  10.25        $   9.67        $   9.88        $   8.69
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.50   $   0.55        $   0.54        $   0.55        $   0.51
   Net realized and unrealized gain (loss) on investments       (0.12)      0.85            0.59           (0.19)           1.19
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.38   $   1.40        $   1.13        $   0.36        $   1.70
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.52)  $  (0.57)       $  (0.55)       $  (0.57)       $  (0.51)
   Net realized gain                                            (0.39)        --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.91)  $  (0.57)       $  (0.55)       $  (0.57)       $  (0.51)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.53)  $   0.83        $   0.58        $  (0.21)       $   1.19
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.55   $  11.08        $  10.25        $   9.67        $   9.88
=================================================================================================================================
Total return*                                                    3.55%     13.98%(a)       12.02%           3.55%          20.16%
Ratio of net expenses to average net assets                      0.84%      0.82%           0.82%           0.81%           0.79%
Ratio of net investment income (loss) to average net assets      4.64%      5.12%           5.51%           5.33%           5.67%
Portfolio turnover rate                                            28%        46%             33%             47%             20%
Net assets, end of period (in thousands)                     $254,504   $330,398        $287,901        $372,280        $300,881
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Year            Year            Year
                                                             Year      Ended           Ended           Ended           Year
                                                             Ended     10/31/13        10/31/12        10/31/11        Ended
                                                             10/31/14  (Consolidated)  (Consolidated)  (Consolidated)  10/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $ 10.34   $  9.85         $  9.33         $  9.86         $  8.65
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.47   $  0.53         $  0.54         $  0.53         $  0.53
   Net realized and unrealized gain (loss) on investments      (0.11)     0.50            0.50           (0.50)           1.18
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.36   $  1.03         $  1.04         $  0.03         $  1.71
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.48)  $ (0.54)        $ (0.52)        $ (0.56)        $ (0.50)
   Net realized gain                                           (0.39)       --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.87)  $ (0.54)        $ (0.52)        $ (0.56)        $ (0.50)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.51)  $  0.49         $  0.52         $ (0.53)        $  1.21
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.83   $ 10.34         $  9.85         $  9.33         $  9.86
================================================================================================================================
Total return*                                                   3.64%    10.70%(a)       11.54%           0.06%          20.35%
Ratio of net expenses to average net assets                     0.85%     0.85%           0.85%           0.85%           0.85%
Ratio of net investment income (loss) to average net assets     4.63%     5.09%           5.42%           5.15%           5.60%
Portfolio turnover rate                                           28%       46%             33%             47%             20%
Net assets, end of period (in thousands)                     $ 4,813   $ 5,985         $ 6,353         $ 4,296         $ 2,499
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                               0.89%     0.90%           1.08%           0.97%           0.98%
   Net investment income (loss)                                 4.59%     5.04%           5.19%           5.03%           5.47%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 10.64%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 55

Notes to Financial Statements | 10/31/14

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

During the periods covered by this report, the Fund offered six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

56 Pioneer High Yield Fund | Annual Report | 10/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                           Pioneer High Yield Fund | Annual Report | 10/31/14 57 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.01% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

58 Pioneer High Yield Fund | Annual Report | 10/31/14 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $712,460 to decrease paid in capital, $845,722 to decrease distributions in excess of net investment income and $133,262 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                      2014                  2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                           $ 86,607,777          $100,813,696
    Long term capital gain                      71,466,440                    --
    ----------------------------------------------------------------------------
         Total                                $158,074,217          $100,813,696
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 13,551,829
    Undistributed long term capital gain                             60,457,585
    Dividend payable                                                   (761,745)
    Net unrealized appreciation                                      58,297,906
    ----------------------------------------------------------------------------
         Total                                                     $131,545,575
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps, adjustments relating to catastrophe bonds, interest on defaulted bonds, and interest accruals on preferred stock and other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $58,851 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2014.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 59

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to

60 Pioneer High Yield Fund | Annual Report | 10/31/14 attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 61

    Open credit default swap contracts at October 31, 2014 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended October 31, 2014 was $65,476.

    The Fund did not have any open credit default swap contracts outstanding during the year ended October 31, 2014.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the year ended October 31, 2014 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2016 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,929 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

62 Pioneer High Yield Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,528,471
Class B                                                                   26,214
Class C                                                                  388,148
Class R                                                                  142,000
Class Y                                                                  350,300
Class Z                                                                   12,799
--------------------------------------------------------------------------------
  Total                                                               $2,447,932
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $511,334 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $79,651 in distribution fees payable to PFD October 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining

                           Pioneer High Yield Fund | Annual Report | 10/31/14 63
rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $36,401 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2014, the average daily amount of borrowings outstanding during the period for the Fund was $59,425,000. The related weighted average annualized interest rate for the period was

64 Pioneer High Yield Fund | Annual Report | 10/31/14

1.01%, and total interest expense on such borrowings was $10,526, which is included in miscellaneous expense, located on the Statement of Operations. As of October 31, 2014, there were no borrowings outstanding.

7. Bridge Loan Commitments

As of October 31, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of October 31, 2014:

-------------------------------------------------------------------------------
                                                                 Net Unrealized
Loan                    Shares       Cost          Value         Appreciation
-------------------------------------------------------------------------------
Burger King Worldwide
  Inc., Bridge Loan     12,525,000   $12,525,000   $12,525,000   $  --
===============================================================================
Total                                                            $  --
===============================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

-------------------------------------------------------------------------------
Derivatives Not                                              Change in
Accounted for as         Location of                         Unrealized
Hedging Instruments      Gain or          Realized Gain      Appreciation
Under Accounting         (Loss) on        or (Loss) on       (Depreciation) on
Standards                Derivatives      Derivatives        Derivatives
Codification             Recognized       Recognized         Recognized
(ASC) 815                in Income        in Income          in Income
-------------------------------------------------------------------------------
Credit default swaps     Net realized
                         gain (loss)
                         on credit
                         default swaps    $255,943
Credit default swaps     Change in
                         unrealized
                         appreciation
                         (depreciation)
                         on credit
                         default swaps                      $32,222

9. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. On January 14, 2014, Judge Gerber of the United States Bankruptcy Court for the Southern District of New York issued a Decision and Order on Motions to Dismiss in the litigation. Judge Gerber denied in part and granted in part the motions to dismiss. The plaintiff filed a third amended complaint on April 18, 2014. Defendants filed a renewed motion to dismiss on

                           Pioneer High Yield Fund | Annual Report | 10/31/14 65

July 30, 2014. The motion is fully briefed and scheduled for oral argument on January 14, 2015. No discovery is taking place at this time. It is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff is offering full settlement for 15% of the face amount of the claims. The deadline to respond to the settlement offer is January 5, 2015.

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

66 Pioneer High Yield Fund | Annual Report | 10/31/14

12.  Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund as of October 31, 2013 included the accounts of Blaze Holding HYDF, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and was wholly-owned and controlled by the Fund. The Subsidiary acted as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units ("Blaze").

On July 17, 2014, the Subsidiary sold its interest in Blaze, and liquidated on August 21, 2014. The disposition of this investment resulted in a recognized loss of $3,629,327, which is reflected as part of the Net Realized Gain (Loss) on Investments in the Statement of Operations. The investment in the Subsidiary had no other impact on the Fund's operations. As a result, the financial statements as of October 31, 2014 are not consolidated.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners
of Pioneer High Yield Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield Fund (the "Fund") as of October 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The consolidated statement of changes in net assets of the Fund for the year ended October 31, 2013, and the financial highlights for the years ended October 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

68 Pioneer High Yield Fund | Annual Report | 10/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                           Pioneer High Yield Fund | Annual Report | 10/31/14 69
disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

70 Pioneer High Yield Fund | Annual Report | 10/31/14

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 71

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct

72 Pioneer High Yield Fund | Annual Report | 10/31/14 and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 73

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

74 Pioneer High Yield Fund | Annual Report | 10/31/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2006.     Private investor (2004-2008 and              Director, Broadridge Financial
Chairman of the Board        Serves until a          2013-present); Chairman (2008 - 2013) and    Solutions, Inc. (investor
and Trustee                  successor trustee is    Chief Executive Officer (2008 - 2012),       communications and securities
                             elected or earlier      Quadriserv, Inc. (technology products for    processing provider for financial
                             retirement or removal.  securities lending industry); and Senior     services industry) (2009 -
                                                     Executive Vice President, The Bank of New    present); Director, Quadriserv,
                                                     York (financial and securities services)     Inc. (2005 - 2013); and
                                                     (1986 - 2004)                                Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.     Managing Partner, Federal City Capital       Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services        Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 - present);   affordable housing finance
                             elected or earlier      Interim Chief Executive Officer, Oxford      company) (1985 - 2010); Director
                             retirement or removal.  Analytica, Inc. (privately-held research and of Oxford Analytica, Inc. (2008 -
                                                     consulting company) (2010); Executive Vice   present); Director of The Swiss
                                                     President and Chief Financial Officer,       Helvetia Fund, Inc. (closed-end
                                                     I-trax, Inc. (publicly traded health care    fund) (2010 - present); and
                                                     services company) (2004 - 2007); and         Director of New York Mortgage
                                                     Executive Vice President and Chief Financial Trust (publicly traded mortgage
                                                     Officer, Pedestal Inc. (internet-based       REIT) (2004 - 2009, 2012 -
                                                     mortgage trading company) (2000 - 2002)      present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.     William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present) Funds Investment Trust and Mellon
                             successor trustee is                                                 Institutional Funds Master
                             elected or earlier                                                   Portfolio (oversaw 17 portfolios
                             retirement or removal.                                               in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/14 75

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held With the Fund  Length of Service        Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 1998.      Founding Director, Vice President and        None
Trustee                      Serves until a successor Corporate Secretary, The Winthrop Group,
                             trustee is elected or    Inc. (consulting firm) (1982 - present);
                             earlier retirement or    Desautels Faculty of Management, McGill
                             removal.                 University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 1998.      President and Chief Executive Officer,       Director of New America High
Trustee                      Serves until a successor Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                             trustee is elected or    banking firm) (1981 - present)               investment company) (2004 -
                             earlier retirement or                                                 present); and member, Board of
                             removal.                                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014.      Consultant (investment company services)     None
Trustee                      Serves until a successor (2012 - present); Executive Vice President,
                             trustee is elected or    BNY Mellon (financial and investment company
                             earlier retirement or    services) (1969 - 2012); Director, BNY
                             removal.                 International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer High Yield Fund | Annual Report | 10/31/14

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.     Director and Executive Vice President        None
Trustee                      Serves until a          (since 2008) and Chief Investment Officer,
                             successor trustee is    U.S. (since 2010), of PIM-USA; Executive
                             elected or earlier      Vice President of Pioneer (since 2008);
                             retirement or removal.  Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); Portfolio Manager of Pioneer (since
                                                     1999)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/14 77

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**   Advisory Trustee since  Chief Investment Officer, 1199 SEIU National None
                             2014.                   Benefit and Pension Funds (health care
                                                     workers union pension Funds) (2001 -
                                                     present); Vice President - International
                                                     Investments Group, American International
                                                     Group, Inc. (insurance company) (1993 -
                                                     2001); Vice President, Corporate Finance
                                                     and Treasury Group, Citibank, N.A. (1980 -
                                                     1986 and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group, Federal
                                                     Farm Funding Corp. (government-sponsored
                                                     Issuer of debt securities) (1988 - 1990);
                                                     Mortgage Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 -
                                                     1988); and Mortgage Securities Group,
                                                     Drexel Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

78 Pioneer High Yield Fund | Annual Report | 10/31/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)               Since 2014. Serves at    Chair, Director, CEO and President of          None
President and                    the discretion of the    Pioneer Investment Management USA (since
Chief Executive Officer          Board.                   September 2014); Chair, Director, CEO and
                                                          President of Pioneer Investment Management,
                                                          Inc. (since September 2014); Chair,
                                                          Director, CEO and President of Pioneer Funds
                                                          Distributor, Inc. (since September 2014);
                                                          Chair, Director, CEO and President of
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since September 2014); and Chair, Director,
                                                          and CEO of Pioneer Investment Management
                                                          Shareholder Services, Inc. (since September
                                                          2014); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013); and
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005
                                                          - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)       Since 2003. Serves at    Vice President and Associate General Counsel   None
Secretary and Chief              the discretion of the    of Pioneer since January 2008; Secretary and
Legal Officer                    Board.                   Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)           Since 2010. Serves at    Fund Governance Director of Pioneer since      None
Assistant Secretary              the discretion of the    December 2006 and Assistant Secretary of all
                                 Board.                   the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December
                                                          2003 to November 2006; and Senior Paralegal
                                                          of Pioneer from January 2000 to November
                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                Since 2010. Serves at    Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary              the discretion of the    Assistant Secretary of all the Pioneer Funds
                                 Board.                   since June 2010; Counsel of Pioneer from
                                                          June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)             Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial    the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer           Board.                   March 2008; Deputy Treasurer of Pioneer from
of the Fund                                               March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)            Since 1998. Serves at    Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer              the discretion of the    Assistant Treasurer of all of the Pioneer
                                 Board.                   Funds
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/14 79

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of all of
                                 Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2009. Serves at    Fund Administration Manager - Fund Treasury    None
Assistant Treasurer              the discretion of the    of Pioneer since November 2008; Assistant
                                 Board.                   Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2010. Serves at    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer         the discretion of the    all the Pioneer Funds since March 2010;
                                 Board.                   Director of Adviser and Portfolio Compliance
                                                          at Pioneer since October 2005; and Senior
                                                          Compliance Officer for Columbia Management
                                                          Advisers, Inc. from October 2003 to October
                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)             Since 2006. Serves at    Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer    the discretion of the    Pioneer and Anti-Money Laundering Officer of
                                 Board.                   all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer High Yield Fund | Annual Report | 10/31/14

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 81

                           This page for your notes.

82 Pioneer High Yield Fund | Annual Report | 10/31/14

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/14 83

                           This page for your notes.

84 Pioneer High Yield Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19441-08-1214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Fund were totaled approximately $46,307 payable to Deloitte & Touche
LLP for the year ended October 31, 2014 and $41,699 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,750 payable to Deloitte & Touche LLP for the year ended October 31,
2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
October 31, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended October 31,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2014

* Print the name and title of each signing officer under his or her signature.